                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------


    (5) Total fee paid:

    ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------


    (3) Filing Party:

    ------------------------------------------------------------------------


    (4) Date Filed:

    ------------------------------------------------------------------------

Notes:

                                    March 19, 1996



Dear Stockholder:

    The annual meeting of stockholders will be held on Tuesday, April 23, 1996, at 10:00 a.m., Minneapolis time, in the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota. The formal Notice of the Meeting and Proxy Statement appear in the pages that follow.

    In addition to the election of directors and the ratification of the appointment of auditors for the year 1996, stockholders will be asked to consider and vote upon proposals to approve amendments to the 1985 Long-Term Incentive Compensation Plan and the Directors' Formula Stock Award Plan.

    We recommend that you vote for the proposals referred to above, which are set forth in more detail in the accompanying Proxy Statement.

                                    Sincerely,



                                    RICHARD M. KOVACEVICH
                                    Chairman, President and
                                    Chief Executive Officer



               __________________________________________

   Please sign and date the enclosed proxy and return it promptly in the enclosed envelope if you do not expect to be personally present and wish your stock to be voted. If you later find that you may be present or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.
               __________________________________________

                              NORWEST CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 23, 1996



To the Holders of
Common Stock of Norwest Corporation:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Norwest Corporation, a Delaware corporation (the "Corporation"), will be held in the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, on Tuesday, April 23, 1996, at 10:00 a.m., Minneapolis time, for the following purposes:

   (1) To elect directors to hold office until the next annual election and until their successors shall be duly elected and qualified;

   (2) To vote on a proposal to amend the 1985 Long-Term Incentive Compensation Plan to increase the number of shares available for awards by 17,500,000, to limit the number of shares that may be subject to stock options or stock appreciation rights granted to any employee in a calendar year, to permit the Human Resources Committee to extend the exercise period for stock options and stock appreciation rights following a holder's death, permanent disability, or retirement, to a date no later than the original expiration date, and to eliminate a stated expiration date for the Plan;

   (3) To vote on a proposal to amend the Directors' Formula Stock Award Plan to award non-employee directors annually shares of common stock with a value equal to the annual cash retainer and to provide for a one time award under the Plan for 1996;

   (4) To vote on a proposal to ratify the appointment by the Board of Directors of KPMG Peat Marwick, LLP, to audit the books of the Corporation and subsidiaries for the year ending December 31, 1996; and

   (5) To transact such other business as may properly come before the meeting.

    Only holders of common stock of record at the close of business on March 5, 1996, will be entitled to vote at the meeting or any adjournment thereof.

                                    By Order of the Board of Directors,


March 19, 1996                      LAUREL A. HOLSCHUH
                                    Secretary

                              NORWEST CORPORATION
                                 Norwest Center
                           Sixth and Marquette Avenue
                          Minneapolis, Minnesota 55479



                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Norwest Corporation (the "Corporation") of proxies for the annual meeting of stockholders to be held Tuesday, April 23, 1996. Shares of common stock may be represented at the annual meeting by stockholders in person or by proxy. If shares of common stock are represented by proxy, the shares will be voted in accordance with directions given in the proxy. If no directions are given, the shares will be voted in favor of the election of the director-nominees named in this Proxy Statement and the other proposals being submitted to stockholders at the meeting, unless authority to vote has been properly withheld on the proxy, as discussed more fully under the heading "VOTING PROCEDURES" below. Proxies may be revoked at any time before being voted.

    This Proxy Statement and the enclosed form of proxy are being mailed to stockholders commencing on or about March 19, 1996.

    Expenses in connection with this solicitation of proxies will be paid by the Corporation. Solicitation of proxies will be principally by mail. One or more officers or employees of the Corporation or its subsidiaries may also solicit proxies, either personally, by telephone, or by special letter, from some stockholders. The Corporation will also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxy materials to their principals, and will reimburse them for their expenses in so doing. The Corporation has retained Georgeson & Company Inc., New York, New York, to assist in the solicitation of proxies on its behalf for a fee of $10,000 plus out-of-pocket expenses.

    So far as the Board of Directors and the management of the Corporation are aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the same in accordance with their judgment on such other matters.

                               SHARES OUTSTANDING

    There were outstanding on March 5, 1996, the record date for stockholders entitled to vote at the meeting, _________ shares of common stock, each share being entitled to one vote.

    The following table contains information with respect to each person, including any group, known to the Corporation to be the beneficial owner of more than 5% of the common stock of the Corporation as of December 31, 1995. Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 of the Securities and Exchange Commission, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.


                                                    At December 31, 1995
                                             ------------------------------------
Name and Address                              Amount and Nature of   Percent of
of Beneficial Owner                           Beneficial Ownership  Common Stock
--------------------------------------------  --------------------  -------------

Certain subsidiary banks, including              ___________ /(1)/  _____%
Norwest Bank Minnesota, N.A., and
trust company subsidiaries of Norwest
Corporation, Norwest Center,
Sixth and Marquette Avenue,
Minneapolis, Minnesota 55479

Certain subsidiaries, including investment      ____________ /(2)/  _____%
advisors and an insurance company, of
The Equitable Companies Incorporated,
787 Seventh Avenue,
New York, New York 10019

----------
(1) With respect to _______ of these shares, such subsidiaries had, in the aggregate: sole voting power over ________ shares, shared voting power over ________ shares, and no voting power over the remaining _________ shares; sole dispositive power over _______ shares, shared dispositive power over _______ shares, and no dispositive power over the remaining ______ shares.

   The amount shown also includes ________ shares held in the Master Savings Trust for participants in the Corporation's Savings Investment Plan. Participants have the power to direct the voting of the shares held in trust based on the ratio of the value of each participant's accounts in the Norwest stock funds to the total value of the funds on a valuation date not more than 90 days preceding the record date for the applicable stockholders' meeting. Shares held in trust on the applicable record date will be voted ratably by Norwest Bank Minnesota, N.A., as trustee of the trust, based on the instructions of all plan participants who give instructions.

   The foregoing shares are held in a fiduciary or representative capacity, and the Corporation and such subsidiaries disclaim beneficial interest in these shares.

(2) With respect to these shares, certain subsidiaries, including investment advisors and an insurance company, of The Equitable Companies Incorporated had, in the aggregate: sole voting power over _______ shares, shared voting power over ______ shares, and no voting power over the remaining ______ shares; and sole dispositive power over _________ shares.


                               VOTING PROCEDURES

Election of Directors
---------------------

    Under Delaware law, directors are elected by a plurality of the votes cast by the shares present in person or represented by proxy at the meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes, as described below) will not be counted toward such nominee's achievement of a plurality.


Other Matters
-------------

   The vote of the majority of shares present in person or represented by proxy at the meeting in favor of a matter, other than the election of directors, is required under Delaware law for the matter to be deemed an act of the stockholders. Shares abstaining from voting on a particular matter are considered present at the meeting for purposes of determining a quorum, but are treated as having voted against the matter at the meeting. Shares for which a broker non-vote has been recorded are not considered present at the meeting for the particular matter as to which the broker withheld authority. Consequently, broker non-votes are not counted for quorum or voting purposes with respect to such matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority vote is calculated.


Policy on Confidential Voting
-----------------------------

    It is the policy of the Corporation that all stockholder meeting proxies, ballots, and voting tabulations that identify the particular vote of a stockholder are to be kept confidential and that the particular vote of any stockholder shall not be disclosed to any third party prior to the tabulation of the final vote at the annual stockholders' meeting except (i) as necessary to meet applicable legal requirements; (ii) to assert claims for or defend claims against the Corporation; (iii) to allow the inspectors of election to certify the results of the stockholder vote; (iv) in the event of a proxy solicitation in opposition to the Corporation or the Board of Directors; or (v) to respond to stockholders who have written comments on proxy cards or where a stockholder expressly requests disclosure. As provided in such policy, inspectors of election and tabulators of stockholder votes may not be employees of the Corporation, but may be employees of an affiliated bank, provided that such inspectors and tabulators shall be instructed to comply with this policy.


                         ITEM 1.  ELECTION OF DIRECTORS

    The Board of Directors currently consists of 15 persons. The Board has fixed the number of directors to be elected at the annual meeting at 15 and has nominated the individuals named below for election as directors. All of the nominees have indicated a willingness to serve; however, in case any nominee is no longer a candidate at the annual meeting, the persons named in the enclosed proxy intend to vote for the remainder of the designated nominees and to vote for a substitute nominee in their discretion. All nominees are currently directors of the Corporation and have been previously elected by the stockholders, except Benjamin F. Montoya, who was elected as a director by the Board of Directors effective February 26, 1996. Directors are elected to hold office until the next annual election and until their successors are duly elected and qualified.

    Additional information regarding these nominees is set forth below and on pages __, __, __, __ and __, and the number of shares of common stock of the Corporation beneficially owned by each of them as of February 29, 1996, is set forth on pages __ through __. Except as may be otherwise stated, all director nominees have served in the capacities indicated for more than five years.

             DAVID A. CHRISTENSEN, 60          Director since 1977
(PICTURE)    President and Chief Executive
              Officer, and Director
             Raven Industries, Inc.
             (Diversified Manufacturer of
               Plastics, Electronics,
               and Special-Fabric
               Products)
             Sioux Falls, South Dakota

             Mr. Christensen also serves as a director of Northern States Power Company and Norwest Bank South Dakota, N.A., a subsidiary of the Corporation.


             Gerald J. Ford, 51                Director since 1994
(PICTURE)    Chairman of the Board, Chief
              Executive Officer, and
              Director
             First Nationwide Bank,
             a Federal Savings Bank
             (Financial Services)
             Dallas, Texas

             Over the last five years, Mr. Ford served as Chairman of the Board and Chief Executive Officer and a Director of First Madison Bank, FSB, of Dallas, Texas ("First Madison") (formerly known as First Gibraltar Bank, FSB). In 1994, in connection with its acquisition of First Nationwide Bank, FSB, First Madison changed its name to "First Nationwide Bank, a Federal Savings Bank." Mr. Ford also served as Chairman and Chief Executive Officer of First United Bank Group, Inc., until it was acquired by the Corporation on January 14, 1994.

             Mr. Ford also serves as President and director of Diamond A-Ford Corporation; as a director of Affiliated Computer Systems, Inc.; as a trustee of Southern Methodist University ("SMU") and Children's Medical Foundation; as a member of the Dallas Citizen's Council; as Vice Chairman of the Executive Board of Dedman College, SMU; and as a director of the Dallas Boys and Girls Clubs, Inc., and the School of American Research, Santa Fe, New Mexico.

             PIERSON M. GRIEVE, 68             Director since 1987
(PICTURE)    Retired Chairman and Director
             Ecolab Inc.
             (Developer and Marketer of
               Cleaning, Sanitizing,
               and Maintenance
               Products and Services)
             St. Paul, Minnesota

             Over the last five years, Mr. Grieve served as Chairman, President and Chief Executive Officer of Ecolab Inc. until August 21, 1992, when he became Chairman and Chief Executive Officer. On March 1, 1995, he became Chairman until his retirement on December 31, 1995.

             Mr. Grieve also serves as a director of Meredith Corporation, U S West, Inc., The St. Paul Companies, Inc., DANKA BUSINESS SYSTEMS PLC, and Waldorf Corporation; as Chairman of the Board of Overseers of the Carlson School of Management at the University of Minnesota; as Chairman of the Advisory Board of Minnegasco; as Chairman of the Metropolitan Airports Commission, State of Minnesota; as a member of the Advisory Council of the Kellogg Graduate School of Management of Northwestern University; as a member of the Executive Committee of the Guthrie Theater; and as a trustee of the University of St. Thomas.


             CHARLES M. HARPER, 68             Director since 1985
(PICTURE)    Chairman of the Board and
             Director
             RJR Nabisco Holdings Corp.
             (Consumer Packaged Goods)
             New York, New York

             Over the last five years, Mr. Harper served as Chairman of the Board and Chief Executive Officer of ConAgra, Inc., until September 16, 1992, when he was elected as Chairman of the Board. Effective May 31, 1993, Mr. Harper became Chairman and Chief Executive Officer of RJR Nabisco Holdings Corp. until December 1995, when he assumed his present position.

             Mr. Harper also serves as a director of Peter Kiewit Sons', Inc., Valmont Industries, Inc., E. I. Dupont deNemours & Company, and ConAgra, Inc.

             WILLIAM A. HODDER, 64             Director since 1971
(PICTURE)    Chairman and Chief Executive
             Officer, and Director
             Donaldson Company, Inc.
             (Manufacturer of Filtration and
              Emission Control Products)
             Minneapolis, Minnesota

             Over the last five years, Mr. Hodder served as Chairman, President, and Chief Executive Officer until August 1, 1994, when he assumed his present position.

             Mr. Hodder also serves as a director of Cowles Media Company, Musicland Stores Corporation, ReliaStar Financial Corp.,
             SUPERVALU INC., and Tennant Company; as a member of the Board of Overseers of the Carlson School of Management at the University of Minnesota; and as a member of the Executive Committee of the Minnesota Business Partnership, Inc.


             LLOYD P. JOHNSON, 65              Director since 1985
(PICTURE)    Retired Chairman and Director
             Norwest Corporation
             Minneapolis, Minnesota

             Over the last five years, Mr. Johnson served as Chairman of the Board and Chief Executive Officer. Effective January 1, 1993, he became Chairman of the Board until his retirement on May 1, 1995.

             Mr. Johnson also serves as a director of Cargill, Incorporated, Musicland Stores Corporation, and Valmont Industries, Inc.; as a member of the Advisory Board of Minnegasco; as a trustee of the Minnesota Mutual Life Insurance Company; and as Vice Chairman of the Board of Trustees and Chairman of the Capital Campaign of Carleton College.


             REATHA CLARK KING, 57             Director since 1986
(PICTURE)    President and Executive Director
             General Mills Foundation
             (Charitable Foundation for General
              Mills, Inc.)
             Minneapolis, Minnesota

             Dr. King also serves as a director of H.B. Fuller Company; as a trustee of the Minnesota Mutual Life Insurance Company and the University of Chicago; as Acting Chair of the Board of Directors of the Corporation for National Service, Washington, D.C.; as a member of the Board of the National Council on Foundations; and as a member of the Board of Managers of the Ministers and Missionaries Benefit Board of the American Baptist Churches, New York City.

             RICHARD M. KOVACEVICH, 52         Director since 1986
(PICTURE)    Chairman, President and Chief
             Executive Officer,
              and Director
             Norwest Corporation
             Minneapolis, Minnesota

             Over the last five years, Mr. Kovacevich served as President and Chief Operating Officer until January 1, 1993, when he became President and Chief Executive Officer. Effective May 1, 1995, he assumed his present position.

             Mr. Kovacevich also serves as a director of ReliaStar Financial Corp., Northern States Power Company, Fingerhut Companies, Inc., and the Bankers Roundtable; as a director and Vice President of the Walker Art Center; as a Director and Member of the Executive Committee of the Minnesota Business Partnership, Inc.; as Vice Chairman of the Board of the Greater Minneapolis Metropolitan Housing Corporation; as Chairman of the American Bankers Council; and as a member of the Federal Reserve Advisory Council and the Advisory Council of Stanford University Graduate School of Business.


             RICHARD S. LEVITT, 65             Director since 1982
(PICTURE)    Chairman of the Board and
              Director
             Nellis Corporation
             (Private Capital Management)
             Minneapolis, Minnesota

             Mr. Levitt also serves as a director of Meredith Corporation, Gaylord Container Corporation, the Northwest Area Foundation, the University of Iowa Law School Foundation, the University of Iowa Foundation, and Norwest Bank Iowa, N.A., a subsidiary of the Corporation.


             RICHARD D. McCORMICK, 55          Director since 1983
(PICTURE)    Chairman and Chief Executive
              Officer, and Director
             U S West, Inc.
             (Communications)
             Englewood, Colorado

             Over the last five years, Mr. McCormick served as President and Chief Executive Officer of U S West, Inc., until May 1, 1992, when he assumed his present position.

             Mr. McCormick also serves as a director of UAL Corporation and Financial Security Assurance Holdings, Inc.

             CYNTHIA H. MILLIGAN, 49           Director since 1992
(PICTURE)    President and Chief Executive
              Officer
             Cynthia Milligan & Associates
             (Consulting Firm to Financial
              Institutions)
             Lincoln, Nebraska

             Over the last five years, in addition to her present position, Ms. Milligan has served as Adjunct Professor of Law (Banking) at the University of Nebraska College of Law.

             Ms. Milligan also serves as a director of Norwest Bank Nebraska, N.A., a subsidiary of the Corporation, Gallup, Inc., and Bryan Memorial Hospital Foundation; as a trustee of Hastings College and the University of Nebraska Foundation; as a director and member of the Executive Committee of the Richard Nixon Library and Birthplace; and as President and Director of People's City Mission.


             BENJAMIN F. MONTOYA, 60           Director since 1996
(PICTURE)    President and Chief Executive
              Officer, and Director
             Public Service Company of
              New Mexico
             (Public Utilities Company)
             Albuquerque, New MEXICO

             Over the last five years, Mr. Montoya served as Vice President of Pacific Gas & Electric Company until November 1, 1991, when he became Senior Vice President and General Manager of Pacific Gas & Electric Company. Effective August 1, 1993, he assumed his present position.

             Mr. Montoya also serves as a member of the Board of the Albuquerque Community Foundation, Governor's Business Executives for Education, and the United Way of Greater Albuquerque; and as a member of the University of New Mexico School of Engineering and the New Mexico State University Business Advisory Council.

             IAN M. ROLLAND, 62                Director since 1993
(PICTURE)    Chairman and Chief Executive
              Officer, and Director
             Lincoln National Corporation
             (Insurance)
             Fort Wayne, Indiana

             Over the last five years, Mr. Rolland served as President and Chief Executive Officer of Lincoln National Corporation and Chairman and President of Lincoln National Life Insurance Company until
             January 1, 1992, when he became Chairman and Chief Executive Officer of Lincoln National Corporation and Lincoln National Life Insurance Company. Effective May 17, 1994, Mr. Rolland assumed his present position.

             Mr. Rolland also serves as a director of Tokheim Corporation, NIPSCO Industries, Inc., and Norwest Bank Indiana, N.A., a subsidiary of the Corporation.


             STEPHEN E. WATSON, 51             Director since 1989
(PICTURE)    Former President and Director
             Dayton Hudson Corporation
             (General Merchandise Company)
             Minneapolis, Minnesota

             Over the last five years, Mr. Watson served as President of Dayton Hudson Corporation and as Chairman and Chief Executive Officer of Dayton Hudson Department Store Company, until his resignation on February 27, 1996.

             Mr. Watson also serves as a director of the Walker Art Center, the Minneapolis Downtown Council, and the Minneapolis Club; and as Chairman of the Board of Associated Merchandising Corporation.

             MICHAEL W. WRIGHT, 57             Director since 1991
(PICTURE)    Chairman, President and Chief
              Executive Officer, and
              Director
             SUPERVALU INC.
             (Food Distribution and Retailing)
             Minneapolis, Minnesota

             Mr. Wright also serves as a director of Cargill, Incorporated, Musicland Stores Corporation, Honeywell, Inc., and Shopko Stores, Inc.; as a member of the Board of the National-American Wholesale Grocers Association, the International Center for Companies of the Food Trade and Industry, and the Food Marketing Institute; as a member of the Executive Committee of the Minnesota Business Partnership, Inc., and the Board of Overseers of the Carlson School of Management at the University of Minnesota; and as a trustee of St. Thomas Academy.

                         CERTAIN INFORMATION REGARDING
                 THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

Meetings and Committees
-----------------------

    The Board of Directors of the Corporation held six regular meetings and two special meetings during the year ended December 31, 1995. The Board of Directors also has established certain committees, including committees with audit, compensation, and nominating responsibilities, that also met during 1995. Attendance by directors at these meetings averaged 91% during 1995, with each director, except Mr. Mccormick, attending more than 75% of the aggregate number of board meetings and meetings of committees on which he or she served. The committees that meet regularly and their members, a brief description of their responsibilities, and the number of meetings held by each such committee are as follows:

    Audit and Examination Committee.  (Richard S. Levitt (Chair), David A.
    -------------------------------
Christensen, Gerald J. Ford, Cynthia H. Milligan, Benjamin F. Montoya, and Stephen E. Watson). The Audit and Examination Committee recommends to the Board of Directors the engagement of the independent auditors and reviews (i) the scope and results of the audit engagement with the independent auditors, (ii) the scope, frequency, and results of internal accounting controls, (iv) bonding and insurance coverage, and (v) examination reports of the Corporation. The Audit and Examination Committee met three times during 1995.

    Human Resources Committee.  (Pierson M. Grieve (Chair), Charles M. Harper,
    -------------------------
William A. Hodder, Richard D. McCormick, Ian M. Rolland, and Michael W. Wright). The Human Resources Committee makes recommendations to the Board of Directors regarding compensation arrangements for senior management. The Committee also approves the adoption of benefit and compensation plans in which officers are eligible to participate and awards under such compensation plans. The Human Resources Committee met three times during 1995.

   Board Affairs Committee.  (William A. Hodder (Chair), David A. Christensen,
   -----------------------
Pierson M. Grieve, and Richard S. Levitt). The Board Affairs Committee is responsible for providing advice and assistance relating to corporate governance, the organization and function of the Board of Directors and its committees, selection of members for the Board and appointments to its committees, and director compensation. As part of its advisory role on corporate governance, the Committee also reviews and makes recommendations on matters relating to the effectiveness of the Board, including the Board schedule, its agenda, and information provided to the Board. In addition, the Committee Chair determines the agenda for, and chairs executive sessions of the Board of Directors at which management directors are not present, and coordinates the Chief Executive Officer evaluation process for the Board. The Board Affairs Committee met three times during 1995.

    In connection with its nominating responsibilities, the Board Affairs Committee will consider qualified nominees recommended by a stockholder of the Corporation if the recommendation is submitted in writing to the Secretary of the Corporation no later than the December 31 preceding the annual meeting. Any such recommendation must include information which will enable the Committee to evaluate the qualifications of the proposed nominee.

    Finance Committee.  (Richard D. Mccormick (Chair), Charles M. Harper, Lloyd
    -----------------
P. Johnson, Reatha Clark King, Cynthia H. Milligan, and Ian M. Rolland). The Finance Committee reviews and makes recommendations to the Board regarding the Corporation's annual and long-term financial plans, including proposed debt and equity issues, and also reviews the policies with respect to capital structure and investment portfolio composition. The Finance Committee met three times during 1995.

    Credit Committee.  (David A. Christensen (Chair), Gerald J. Ford, Lloyd P.
    ----------------
Johnson, Reatha Clark King, Richard S. Levitt, Stephen E. Watson, and Michael W. Wright). The Credit Committee reviews credit policies and examination reports, trends in domestic and international loans outstanding, and the adequacy of the allowance for credit losses. The Credit Committee met three times during 1995.


Compensation of Directors
-------------------------

    Annual Retainer and Meeting Fees.  Each non-employee director received an
    --------------------------------
annual cash retainer fee of $22,500 plus $1,000 for each Board or committee meeting attended in 1995. The Chairs of the Audit and Examination, Human Resources, Finance, and Credit Committees also were paid an additional annual fee of $4,000. In 1995, the Chair of the Board Affairs Committee received an additional annual fee of $3,250 (based on an annual rate of $1,000 effective for the period January 1 through March 31, 1995, and an annual rate of $4,000, after March 31, 1995). Effective January 1, 1996, the annual cash retainer was set at $24,000 and the additional annual fee for the Chairs of the Audit and Examination, Human Resources, Board Affairs, Finance, and Credit Committees was set at $5,000.

    Directors' Plans.  The Corporation has the following plans for non-employee
    ----------------
directors: The Directors' Formula Stock Award Plan (the "Directors' Formula Plan"), a stock compensation plan adopted by the Corporation effective January 1, 1992 and approved by stockholders at the 1992 annual meeting; the "Directors' Stock Deferral Plan" and the "Deferred Compensation Plan for Non-Employee Directors" (the "Directors' Deferred Compensation Plan"), which allow participating directors to defer payment of annual and meeting fees; and the "Retirement Plan for Non-Employee Directors" (the "Directors' Retirement Plan"). A brief description of each of these plans and the compensation received by non-employee directors pursuant to these plans is set forth below.

          Directors' Formula Plan. The purpose of the Directors' Formula Plan is
          -----------------------
     to compensate non-employee directors of the Corporation for their services in the form of shares of the Corporation's common stock, in order to aid in attracting and retaining individuals with outstanding abilities and skills for service on the Corporation's Board of Directors.

          Under the terms of this plan, non-employee director who serves as a director during a calendar year, and who is a director of the Corporation on December 31 of that calendar year (an "Eligible Non-Employee Director") will receive on February 1 (the "Award Date") of the following year, as compensation for services rendered in the prior year, an award of shares of common stock of the Corporation (the "Award"). Under the terms of the Directors' Formula Plan in effect for 1995, each Eligible Non-Employee Director received on the award date shares of common stock having an aggregate fair market value equal to $18,000. The fair market value of the shares of common stock awarded is computed using the closing price of a share of the Corporation's common stock as reported on the consolidated tape of the New York Stock Exchange (the "NYSE"). Each Eligible Non-Employee Director who serves during less than all of the preceding year is awarded one-twelfth of an Award for each month or portion thereof that he or she served as a director.

          The Directors' Formula Plan also allows each Eligible Non-Employee Director to defer in the form of shares of the Corporation's common stock all or a portion of his or her Award. Participants in the Directors' Formula Plan annually elect the percentage of the Award to be deferred, the year in which the deferred amount will be paid, and a lump sum or installment payment option. The number of shares so deferred are credited to a Deferred Stock Account established for each participating director. When dividends are paid on the Corporation's common stock, the director's Deferred Stock Account is credited with a number of shares determined by multiplying the number of shares credited to that account on the dividend record date by the per share dividend amount and then dividing the product by the average of the high and low market prices of a share of common stock on the dividend payment date.

          On February 1, 1996, as compensation for services rendered in 1995, non-employee directors were issued a total of 3,547 shares of the Corporation's common stock pursuant to the terms of the Directors' Formula Plan, based on a closing price per share of common stock on the NYSE on that date of $33.875, as follows: Mr. Johnson, 355 shares; Messrs. Christensen, Ford, Hodder, and Rolland, Ms. Milligan and Dr. King, 532 shares. In addition, 532 shares were credited to a Deferred Stock Account for each of Messrs. Grieve, Harper, Levitt, Mccormick, Watson, and Wright, pursuant to deferral elections made by these directors.

          In 1996, The Board of Directors adopted a policy that 50% of the annual compensation for non-employee directors be paid in the Corporation's common stock. To implement this policy, the Board of Directors approved an amendment to the Directors' Formula Plan, subject to and effective upon stockholder approval at the 1996 annual meeting, which provides that, beginning February 1, 1997, the Award under the plan shall be that number of shares of common stock having an aggregate fair market value equal to the annual cash retainer for service as a director in effect on the January 1 immediately preceding the Award Date. To conform director compensation received in 1996 to this policy, the proposed amendment also includes a one-time Award equal to $6,000, to be paid in shares of common stock on May 1, 1996, to all non-employee directors who were directors during all of 1995, and who were directors on March 1,

    1996. See Item 3, "Proposal to Amend the Directors' Formula Stock Award Plan," below, for additional information with respect to this proposed amendment.

          Directors' Stock Deferral Plan and Directors' Deferred Compensation
          -------------------------------------------------------------------
    Plan.  Under these plans, a participating director may defer all or a
    ----
    portion of his or her annual retainer and meeting fees otherwise payable in cash. Such deferral may be in the form of shares of the Corporation's common stock pursuant to the Directors' Stock Deferral Plan or in cash pursuant to the Directors' Deferred Compensation Plan.

          Participants in the Directors' Stock Deferral Plan annually elect the amount of cash fees to be deferred in the form of shares and the year in which the deferred amount will be paid. Amounts so deferred are credited to a Deferred Stock Account established for each participating director. The number of shares credited to a director's Deferred Stock Account is determined by dividing the amount of the deferred fees earned during a calendar quarter by the average of the high and low prices of a share of common stock of the Corporation as reported on the consolidated tape of the NYSE on the first day of the calendar quarter following the quarter in which the fees would otherwise have been paid to the participant. When dividends are paid on the Corporation's common stock, the director's Deferred Stock Account will be credited with a number of shares determined by multiplying the number of shares credited to that account on the dividend record date by the per share dividend amount and then dividing the product by the average of the high and low market prices of a share of common stock on the dividend payment date.

          Under the terms of the Directors' Stock Deferral Plan, a participating director may elect distribution of his or her Deferred Stock Account in a lump sum in the form of cash, whole shares of the Corporation's common stock, or a combination of both, or may elect distribution of such credits in annual cash installments. If the director elects distribution in the form of annual cash installments, the unpaid portion of such installments will bear interest monthly at an annual rate equal to the interest equivalent of the secondary market yield for three-month U.S. Treasury bills for the preceding month. Deferred compensation and earnings thereon will be includable in the taxable income of a participant, and will be deductible by the Corporation, when distributed.


          Effective January 1, 1993, the Directors' Stock Deferral Plan replaced those provisions of the Directors' Deferred Compensation Plan that permitted participating directors to make deferrals of a cash amount in the form of shares of the Corporation's common stock to a phantom stock account established for each participant (a "Phantom Stock Account"). On and after that date, no further deferrals to the Phantom Stock Accounts may be made, although the value of the Phantom Stock Accounts continues to be adjusted to reflect credits in the form of additional phantom shares when dividends are paid on the Corporation's common stock until all deferred amounts have been distributed. Directors may continue, however, to elect deferrals under the Directors' Deferred Compensation Plan in the form of cash of all or part of their retainer and meeting fees earned during any calendar year. Amounts so deferred may be distributed to the director in a lump sum or in up to ten annual installments following his or her termination of service as a director. Amounts deferred in cash are credited to an unfunded account for the director (a "Deferred Cash Account"). Deferred Cash Accounts earn interest monthly at a rate per annum equal to the interest equivalent of the secondary market yield for three-month U.S. Treasury bills for the preceding month. Under the Directors' Deferred Compensation Plan, distributions from either a Director's Deferred Cash Account or Phantom Stock Account will be made in cash. In the case of a Phantom Stock Account, such distributions will be based upon the value of the Corporation's common stock at the time of distribution.

          For the year ended December 31, 1995, a total of $5,095 in interest was credited to Deferred Cash Accounts and $60,168 in dividends were credited in the form of an aggregate of 2,058 shares to Phantom Stock Accounts for the six current non-employee directors who are participants in the Directors' Deferred Compensation Plan.

          Directors' Retirement Plan.  All non-employee directors of the
          --------------------------
    Corporation with five or more years of service on the Board of Directors of the Corporation or Norwest Bank Minneapolis, N.A., or a combination of both, are eligible to participate in the Corporation's Directors' Retirement Plan. Under this plan, following retirement or other cessation of service as a director, a participant will receive an annual benefit equal to the amount of the annual retainer fee payable in cash in effect at the time of the participant's last day of service on the Board. The annual benefit is payable in monthly installments for the same number of full years that the participant served as a non-employee director, up to a maximum of ten years. Benefits may be deferred by a participant and, if deferred, will bear interest monthly until payment begins at a rate per annum equal to the interest equivalent of the secondary market yield for three-month U.S. Treasury bills for the preceding month. Benefits under the plan are subject to forfeiture if a director following retirement serves as a management official of another depository organization. The non-employee director participants in the plan as of January 1, 1996, and the number of years of service then credited to each participant's account for purposes of determining the retirement benefit payable were: Messrs. Christensen, Harper, Hodder, Mccormick, and Dr. King, 10 years; Messrs. Grieve and Levitt, 8 years; and Mr. Watson, 6 years.

    Consulting Agreements with Certain Directors.  The Corporation and one of
    --------------------------------------------
its national bank subsidiaries have consulting agreements with, respectively, Gerald J. Ford and Cynthia H. Milligan, both of whom are nominees for re-election as directors at the annual meeting, as described in more detail below.

    On January 19, 1994, the Corporation entered into a consulting agreement with Gerald J. Ford. Mr. Ford served as the Chief Executive Officer and Chairman of the Board of First United Bank Group, Inc. ("First United"), a bank holding company with bank affiliates located in Texas and New Mexico, until January 14, 1994, when First United was acquired by the Corporation. Under this consulting agreement, the Corporation engaged Mr. Ford as a consultant for a period of four years, subject to earlier termination as provided therein. Mr. Ford's responsibilities as a consultant include, among others, participation in developing appropriate business strategies for the corporation and its bank affiliates in Texas and New

Mexico, and assistance to the Corporation in marketing and other business related activities, and identification of acquisition candidates in those states.

    In exchange for his consulting services, Mr. Ford receives an annual consulting fee of $300,000, payable in equal quarterly installments, plus reimbursement of all reasonable travel and out-of-pocket expenses in accordance with the Corporation's existing policies for reimbursement of such expenses for its senior executive officers. The consulting agreement requires Mr. Ford to devote such energy and skill in the performance of his consulting responsibilities in a manner that will diligently further the business and interests of the Corporation and its subsidiaries, but does not prohibit him from serving as a director, officer, employee, or consultant to any other company, including any other financial institution, provided such service does not materially affect the performance of his consulting duties for the Corporation. During 1995, Mr. Ford received payment of $300,000 in consulting fees.

    The consulting agreement may be terminated by the Corporation as a result of
(i) Mr. Ford's disability based on his absence from his consulting duties, and failure to return to such duties, for a period of either three months or 90 days in 12 consecutive months due to physical or mental illness; (ii) his willful failure to materially perform his consulting duties; or (iii) his death. Mr. Ford may terminate the agreement on not less than 60 days notice to the Corporation. However, if such notice is given less than 60 days prior to the date a quarterly installment of Mr. Ford's consulting fee is due, the Corporation is not required to make such quarterly payment.

    Cynthia H. Milligan is the president and sole owner of Cynthia Milligan & Associates, a financial institutions consulting firm based in Lincoln, Nebraska. Cynthia Milligan & Associates performs such consulting services as may be requested by Norwest Bank Nebraska, N.A., a national bank subsidiary of the Corporation. During 1995, Cynthia Milligan & Associates received payments of approximately $20,900 for consulting services rendered to Norwest Bank Nebraska, N.A.

            BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
                    OF EQUITY SECURITIES OF THE CORPORATION

    Set forth below is information with respect to shares of common stock beneficially owned and common stock share equivalents of the Corporation held as of February 29, 1996, by the current directors, the executive officers named in the Summary Compensation Table herein, and all directors and executive officers of the Corporation as a group.


                                                Amount and Nature of Ownership /(1)/
                                      --------------------------------------------------------------
                                            Shares of                Common Stock Share
Name                                     Common Stock (2)            Equivalents (3)(4)      Total
-------------------------------       ------------------             -----------------     ---------
Leslie S. Biller                                  498,510 /(5)/                81,264        579,774
David A. Christensen                                9,028                      24,067         33,095
Gerald J. Ford                                  2,274,262                       1,186      2,275,448
Pierson M. Grieve                                  22,746                      20,803         43,549
Charles M. Harper                                   4,606                      12,183         16,789
William A. Hodder                                   9,228                      21,783         31,011
Lloyd P. Johnson                                1,674,687 /(6)/                37,502      1,712,189
Reatha Clark King                                   7,144                          --          7,144
Richard M. Kovacevich                           1,016,701 /(7)/                38,094      1,054,795
Richard S. Levitt                                  40,515                      14,957         55,472
Richard D. McCormick                                5,716                       2,768          8,484
Cynthia H. Milligan                                 1,529                         922          2,451
Benjamin F. Montoya                                   100                          --            100
Kenneth R. Murray                                 581,856 /(8)/                55,055        636,911
Ian M. Rolland                                      5,566                       2,713          8,279
Daniel A. Saklad                                  440,548 /(9)/                13,267        453,815
John T. Thornton                                  372,712 /(10)/               13,136        385,848
Stephen E. Watson                                   2,006                       1,454          3,460
Michael W. Wright                                   3,248                       7,224         10,472
All directors and executive officers
as a group (30 individuals)                     8,670,772 /(11)/              387,514      9,058,286

-----------
 (1) Each individual owns less than 1%, and all directors and executive officers as a group own ___% of the outstanding shares of common stock of the Corporation. Except as may otherwise be indicated in the footnotes below, each director and executive officer has sole voting power with respect to all shares of common stock shown in the above table.

 (2) Amounts shown include shares of common stock allocated to the accounts of executive officers (including directors who were former executive officers) and the accounts of all directors and executive officers as a group who participate in the Corporation's Savings Investment Plan. Under the plan, a participant has the power to direct the voting of the shares held in trust based on the ratio of the value of such participant's accounts in such funds to the total value of such funds on a valuation date not more than 90 days preceding the record date for the applicable stockholders' meeting. Shares held in trust on the applicable record date will be voted by the trustee of the trust pro rata based on the instructions of all participants who give instructions.

 (3) Amounts shown include common stock share equivalents credited as of December 31, 1995 to the accounts of executive officers (including directors who were former executive officers) and the accounts of all directors and executive officers as a group under the Corporation's Supplemental Savings-Investment Plan, Executive Incentive Compensation Plan, Employees' Stock Deferral Plan, and Employees' Deferred Compensation Plan. The Corporation has deposited shares in trust to be used to satisfy in part its obligations under all of the foregoing plans.

 (4) Amounts shown include common stock share equivalents credited in the form of shares as of February 29, 1996 To Deferred Stock Accounts for non-employee directors under each of the Directors' Stock Deferral Plan, Directors' Formula Stock Award Plan, and the Phantom Stock Accounts for non-employee directors under their Deferred Compensation Plan for Non-Employee Directors.

 (5) Mr. Biller is one of the executive officers listed in the Summary Compensation Table on page __ of this Proxy Statement. In addition to the shares allocated to Mr. Biller's account under the plan described in footnote (2) above, the amount shown includes 67,341 shares held by Mr. Biller's spouse, 800 shares held in an irrevocable trust for Mr. Biller's daughter for which Mr. Biller is co-trustee, 297,107 shares which Mr. Biller has the right to acquire through the exercise of stock options currently or within 60 days after February 29, 1996, 27,600 shares of restricted stock, and 5,402 shares subject to restrictions on transfer of ownership.

 (6) In addition to shares allocated to Mr. Johnson's account under the plan described in footnote (2) above, the amount shown includes 342,185 shares held in a trust of which Mr. Johnson is a beneficiary, 1,001,202 shares which Mr. Johnson has the right to acquire through the exercise of stock options currently or within 60 days after February 29, 1996, And 308,834 shares held in a revocable trust for which Mr. Johnson is settlor and trustee.

 (7) Mr. Kovacevich is one of the executive officers listed in the Summary Compensation Table on page __ of this Proxy Statement. In addition to the shares allocated to Mr. Kovacevich's account under the plan described in footnote (2) above, the amount shown includes 5,237 shares held by Mr. Kovacevich's spouse, 5,047 shares held by Mr. Kovacevich's spouse as custodian for his minor daughter under the UGMA, 10,082 shares held in revocable trusts for Mr. Kovacevich's daughter and son for which Mr. Kovacevich is co-trustee, 31,927 shares held in a trust of which Mr. Kovacevich is a beneficiary, 483,075 shares which Mr. Kovacevich has the right to acquire through the exercise of stock options currently or within 60 days after February 29, 1996, 63,990 shares of restricted stock, and 8,897 shares subject to restrictions on transfer of ownership.

 (8) Mr. Murray is one of the executive officers listed in the Summary Compensation Table on page __ of this Proxy Statement. In addition to the shares allocated to Mr. Murray's account under the plan described in footnote (2) above, the amount shown includes 370 shares held by Mr. Murray's spouse, 162 shares held in an IRA by Mr. Murray's brother over which Mr. Murray has power of attorney and in which he has an indirect beneficial interest, 39,162 shares held in a trust of which Mr. Murray is a beneficiary, 349,590 shares which Mr. Murray has the right to acquire through the exercise of stock options currently or within 60 days after February 29, 1996, 27,600 shares of restricted stock, and 5,402 shares subject to restrictions on transfer of ownership.

 (9) Mr. Saklad is one of the executive officers listed in the Summary Compensation Table on page __ of this Proxy Statement. In addition to the shares allocated to Mr. Saklad's account under the plan described in footnote (2) above, the amount shown includes 73,155 shares held in a trust of which Mr. Saklad is a beneficiary, 240,580 shares which Mr. Saklad has the right to acquire through the exercise of stock options currently or within 60 days after February 29, 1996, 27,600 shares of restricted stock, 5,402 shares subject to restrictions on transfer of ownership, and 82,806 shares held in a revocable trust for which Mr. Saklad is settlor and trustee.

(10) Mr. Thornton is one of the executive officers named in the Summary Compensation Table on page __. In addition to the shares allocated to Mr. Thornton's account under the plan described in footnote (2) above, the amount shown includes 224,842 shares which Mr. Thornton has the right to acquire through the exercise of stock options currently or within 60 days after February 29, 1996, and 20,500 shares of restricted stock.

(11) In addition to the shares of common stock and common stock share equivalents held in the aggregate by the directors and executives named in the above table, the amount shown in the table under the heading "Shares of Common Stock" includes 369,408 shares of common stock held by 11 executive officers (including spouses and children of executive officers); 2,990 shares held in trust for the minor children of one executive officer; 74,900 shares of restricted stock held by six executive officers; 5,402 shares subject to restrictions on transfer of ownership held by one executive officer; 58,500 shares held in a trust of which one executive officer is a beneficiary; 1,080,102 shares subject to stock options exercisable within 60 days after February 29, 1996 held by 11 executive officers; and 108,763 shares allocable as of December 31, 1995 to the accounts of 11 executive officers under the Savings Investment Plan; and the amount shown in the table under the heading "Common Stock Share Equivalents" includes 36,181 share equivalents credited as of December
     31, 1995 to the accounts of ten executive officers under the Supplemental Savings Investment Plan; 528 share equivalents credited as of December
     31, 1995 to the account of one executive officer under the Executive Incentive Compensation Plan; 2,350 share equivalents credited as of December 31, 1995 to the account of one executive officer under the Employees' Stock Deferral Plan; and 76 share equivalents credited as of December 31, 1995 to the account of one executive officer under the Employees' Deferred Compensation Plan.


                               EXECUTIVE OFFICERS

    Information regarding the current executive officers of the Corporation, including their names, ages, positions with the Corporation, and a brief description of their business experience during the past five years, is presented below. Executive officers are elected annually by the Board of Directors.

    Richard M. Kovacevich, 52, Chairman, President and Chief Executive Officer, and a director. Mr. Kovacevich has been associated with Norwest for the past ten years. Additional information regarding Mr. Kovacevich is set forth on page
__.

    Leslie S. Biller, 48, Executive Vice President (South Central Banking). Mr. Biller has held his present position since July 1990. He has been associated with Norwest for the past eight years.

    James R. Campbell, 53, Executive Vice President (Commercial Banking Services and Specialized Lending). Mr. Campbell served as Executive Vice President (Corporate Banking) until February 23, 1993, when he assumed his present position. He also serves as the Chairman of Norwest Bank Minnesota, N.A. Mr. Campbell has been associated with Norwest for the past 31 years.

    C. Webb Edwards, 48, Executive Vice President and Chief Technology Officer. Mr. Edwards served as Executive Vice President and General Manager of Information Services for First Interstate Bancorp, a bank holding company with its principal offices in Los Angeles, California, from ________, 1990 until May 2, 1995, when he assumed his present position.

    Thomas E. Emerson, 45, Executive Vice President, Chief Auditor, and Chief Examiner. Mr. Emerson served as Vice President and Audit Director of Norwest Audit Services, Inc., until April 26, 1994, when he was elected Senior Vice President, Chief Auditor, And Chief Examiner. On January 23, 1996, he assumed his present position. Mr. Emerson has been associated with Norwest for the past nine years.

    John E. Ganoe, 51, Executive Vice President (Corporate Development). Mr. Ganoe served as Senior Vice President (Strategic Planning And Acquisitions) until January 23, 1996, when he assumed his present position. He has been associated with Norwest for the past 13 years.

    Michael A. Graf, 57, Senior Vice President and Controller. Mr. Graf has held his present position since February 1988. He has been associated with Norwest for the past eight years.

    Stephen W. Hansen, 54, Executive Vice President (Human Resources). Mr. Hansen served as Senior Vice President (Human Resources) until January 23, 1996, when he assumed his present position. He has been associated with Norwest for the past eight years.

    Laurel A. Holschuh, 45, Senior Vice President, Assistant General Counsel, and Secretary. Ms. Holschuh served as Vice President, Assistant General Counsel, and Assistant Secretary until April 23, 1991, when she was elected Vice President, Assistant General Counsel, and Secretary. On April 27, 1993, she assumed her present position. Ms. Holschuh has been associated with Norwest for the past 16 years.

    Scott A. Kisting, 49, Executive Vice President (Twin Cities Banking). Mr. Kisting served as Executive Vice President, Norwest Bank Minnesota, N.A., from January __, 1990 until October __, 1993, when he became Twin Cities Banking Regional President. On December 11, 1995, he was elected President and Chief Executive Officer of the bank, and on January 30, 1996, he also assumed his present position. Mr. Kisting has been associated with Norwest for the past six years.

    Kenneth R. Murray, 57, Executive Vice President (Southwestern Banking). Mr. Murray has held his present position since July 1990. He has been associated with Norwest for the past 13 years.

    William H. Queenan, 57, Executive Vice President (Chief Credit Officer). Mr. Queenan has held his present position since May 1987. He has been associated with Norwest for the past 23 years.

    Daniel A. Saklad, 53, Executive Vice President (North Central Banking). Mr. Saklad has held his present position since September 1989. He has been associated with Norwest for the past eight years.

    Stanley S. Stroup, 52, Executive Vice President and General Counsel. Mr. Stroup served as Senior Vice President, General Counsel, and Secretary of the Corporation until April 23, 1991, when he became Senior Vice President and General Counsel. On February 23, 1993, he assumed his present position. Mr. Stroup has been associated with Norwest for the past 12 years.

    John T. Thornton, 58, Executive Vice President and Chief Financial Officer. Mr. Thornton has held his present position since October 1987. Mr. Thornton has been associated with Norwest for the past 12 years.

    Charles D. White, 51, Senior Vice President and Treasurer. Mr. White served as Senior Vice President of Norwest Bank Minnesota, N.A., and Banking Group Treasurer until July 27, 1993, when he assumed his present position. Mr. White has been associated with Norwest for the past 14 years.


                             EXECUTIVE COMPENSATION


Report of the Human Resources Committee on Executive Compensation
-----------------------------------------------------------------

    The Human Resources Committee of the Board of Directors (the "Committee") determines annually the compensation (including awards under compensation plans) to be paid to the Corporation's Chief Executive Officer and other executive officers, including the executive officers named in the Summary Compensation Table. This report discusses the objectives and procedures used by the Committee to establish 1995 compensation for the Chief Executive Officer and the four other executive officers named in the Summary Compensation Table.


Objectives
----------

    The Committee's executive officer compensation policies are structured to enable the Corporation to compete favorably with the largest banking institutions and other large corporations in the United States in attracting and retaining highly-qualified individuals as executive officers and to pay executive officers based on their contributions to the Corporation's performance. In 1994, the Committee adopted its "Performance-Based Compensation Policy for Covered Executive Officers" (the "Performance-Based Compensation Policy" or the "Policy") in response to the enactment of Section 162(m) of the Internal Revenue Code. This legislation and related regulations limit the ability of a publicly-held corporation to deduct annual compensation in excess of $1,000,000 paid to certain highly-compensated executive officers, unless such compensation is contingent on the attainment of pre-established performance goals based on business criteria and a maximum compensation amount which have been approved by stockholders. The Performance-based Compensation Policy, which sets forth such business criteria and maximum compensation, was approved by stockholders at the 1994 annual meeting.

    Pursuant to the Policy, the 1995 annual incentive compensation for the executive officers named in the Summary Compensation Table set forth in the Proxy Statement, including the Chief Executive Officer, was based on each such executive officer's attainment of one or more pre-established performance goals, subject to the maximum compensation amount set forth in the policy. The terms of the Policy, and the procedures used by the Committee to make incentive compensation awards thereunder, are discussed in greater detail in this report under the heading "Executive Officer Compensation-Annual Compensation."

Executive Officer Compensation
------------------------------

    Compensation for the executive officers named in the Summary Compensation Table consists primarily of annual compensation (comprised of base salary and an incentive compensation award under the Policy) and long-term compensation. As described more fully below, base salary ranges for executive officers are developed using available competitive compensation data for the immediately preceding fiscal year from a comparison group of banking organizations. Annual incentive compensation (payable in cash or in the form of stock, including restricted stock) is determined for the executive officers named in the Summary Compensation Table pursuant to the Performance-Based Compensation Policy. Long-term compensation for such officers, awarded in the form of stock options pursuant to the Corporation's 1985 Long-Term Incentive Compensation Plan (the "LTICP"), is determined by the Committee. Although the following discussion applies generally to the Committee's determination of the 1995 annual salary and incentive compensation and long-term compensation for Mr. Kovacevich as Chief Executive Officer of the Corporation, a more complete description of Mr. Kovacevich's 1995 compensation based on the Corporation's 1995 performance is set forth below under the heading "Chief Executive Officer."

    Annual Compensation.  For purposes of establishing base salaries and
    -------------------
determining final annual incentive compensation awards pursuant to the Performance-Based Compensation Policy, the Committee considered available competitive compensation data from a comparison group (the "Comparison Group") selected from banking organizations included in the "Peer Group Index" for purposes of the performance graph set forth in the Proxy Statement for the 1995 annual meeting of stockholders./1/



    Individual base salaries for executive officers other than Mr. Kovacevich are recommended by the Corporation's Chief Executive Officer and approved by the Committee. Mr. Kovacevich's base salary is determined by the Committee. Salaries are reviewed annually and adjusted periodically, typically at intervals of 12 months or more. Adjustments are based on the


/1/ The Comparison Group, for purposes of 1995 compensation, consisted of the following 33 banking organizations: BancOne Corporation, BankAmerica Corporation, Bank of Boston Corporation, Bank of New York, Barnett Banks, Inc., Boatmen's Bancshares, Chase Manhattan Corporation, Chemical Banking Corporation, Citicorp, Comerica, Inc., CoreStates Financial Corporation, First Bank System, Inc., First Chicago-NBD Corporation, First Interstate, First of America, First Union Corporation, Fleet Financial Group, Inc., Huntington Bancshares, KeyCorp, Mellon Bank Corporation, National City Corporation, NationsBank, Norwest Corporation, Northern Trust Corporation, PNC Bank Corporation, Republic New York Corporation, State Street Boston Corporation, Southern National Corporation, Southtrust, SunTrust Banks, Inc., U.S. Bancorp, Wachovia Corporation, and Wells Fargo & Co. The "Peer Group Index," for purposes of the performance graph included in the Corporation's annual proxy statement, is defined as the "35 largest banking organizations (ranked based on their total assets as of December 31 of the immediately preceding fiscal year) included in the Salomon 50-Bank Index published by Salomon Brothers in the first February issue of "Bank Stock Weekly" of the year in which the annual meeting will be held. (See page __ for a listing of the banking organizations constituting the 1996 Peer Group Index for purposes of the performance graph.) Although most of the banks in the Comparison Group are also included in the 1996 Peer Group Index, the two groups are not identical. The differences reflect, in part, changes in the composition of the Peer Group Index due to mergers occurring in 1995 and the fact that 1995 salary and long-term compensation decisions are made before the 1996 Peer Group Index can be determined. They also reflect the Committee's decision in 1994 to eliminate J.P. Morgan & Co. and Bankers Trust Corporation of New York from the Comparison Group for 1994 and future incentive compensation purposes, because the business mix of such banks are not, in the Committee's judgment, comparable to the businesses of the Corporation.

relationship of the executive officer's current salary to the base salary range for the position and a subjective evaluation of overall performance. Base salaries paid in 1995 to executive officers named in the Summary Compensation Table were near the median of estimated base salaries paid by the Comparison Group banks.

    Annual incentive compensation (payable in cash or in the form of stock, including restricted stock) for a "Covered Executive Officer" is governed by the Performance-Based Compensation Policy. The Policy defines a "Covered Executive Officer" of the Corporation as an individual who, on the last day of a taxable year, is the Chief Executive Officer of the Corporation or is acting in such capacity or is among the four highest compensated executive officers (other than the Chief Executive Officer) of the Corporation determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934. Each of the persons named in the Summary Compensation Table set forth in the Proxy Statement is a Covered Executive Officer under the Performance-Based Compensation Policy.

    Under the Performance-Based Compensation Policy, payment of an incentive compensation award to a Covered Executive Officer is contingent upon the attainment of one or more performance goals (which may be stated as alternative goals) established in writing by the Committee for a Covered Executive Officer at the beginning of each "Performance Period." The Committee retains the discretion under the Policy to reduce the incentive compensation award payable to a Covered Executive Officer from the maximum award permitted by the Policy, notwithstanding the attainment of any performance goal. In the exercise of this discretion, the Committee reviews available competitive market data from the prior fiscal year and reasonable estimates with respect to incentive compensation to be paid by the Comparison Group banks to their executive officers for the most recently completed fiscal year. With respect to the Chief Executive Officer, the Committee also considers the quality of the Corporation's earnings based on certain factors, as discussed below under the heading "Chief Executive Officer." For Covered Executive Officers other than the Chief Executive Officer, the Committee also reviews the Chief Executive Officer's recommendations.

    For the Performance Period commencing January 1 and ending December 31, 1995, the Committee established alternative performance goals for each Covered Executive Officer, including Mr. Kovacevich as Chief Executive Officer, based on the Corporation's "Earnings Per Share" and "Return on Common Equity," as those business criteria are defined in the Performance-Based Compensation Policy. In addition, for each Covered Executive Officer other than Mr. Kovacevich and John
T. Thornton, the Corporation's chief financial officer (whose management responsibilities do not include management of a specific business unit), the Committee established an additional alternative performance goal based on the "Business Unit Net Earnings" (as defined in the Performance-Based Compensation Policy) of the business unit managed by each such Covered Executive Officer.

    As set forth in the Performance-Based Compensation Policy, the maximum amount of an incentive compensation award payable for any Performance Period to any Covered Executive Officer who has attained one or more of his or her pre-established performance goals may not exceed four-tenths of one percent (.4%) of the Corporation's Net Income/2/ for the Performance Period. Based on the Corporation's 1995 Net Income of $956 million, the maximum incentive compensation award payable under the Policy would have been $3,824,000 (.4% of $956 million).


    For the 1995 Performance Period, each Covered Executive Officer, including Mr. Kovacevich, met their respective performance goals. Based on the Committee's certification that each Covered Executive Officer had met such performance goals established by the Committee, its review of projected 1995 executive officer incentive compensation data from the Comparison Group and recommendations of the Chief Executive Officer, the Committee awarded to the executive officers named in the Summary Compensation Table, an incentive award under the Performance-Based Compensation Policy consisting of (i) cash in the amount shown in column (d); and (ii) for Mr. Kovacevich and Mr. Thornton, the number of shares of restricted stock having the market value shown in column (f) and footnote (5) of the Summary Compensation Table. No Covered Executive Officer, including the Chief Executive Officer, received the maximum incentive compensation award under the Policy.

    Long-Term Compensation.  Long-term compensation is provided in the form of
    ----------------------
stock options granted under the LTICP and is intended to increase management ownership of stock and to provide an incentive to executive officers to improve long-term corporate performance. Stock options granted by the Committee to covered executive officers under the LTICP (as it currently exists and as proposed to be amended at the 1996 annual meeting) are considered performance-based compensation under Section 162(m) of the Code, and thus are not subject to the Policy. Each executive officer is assigned stock ownership goals expected to be achieved by specified dates. The primary means for executive officers to achieve these goals is through the exercise of stock options and the retention of a substantial portion of the stock acquired. Once the basic ownership level is achieved the goal continues to increase each time an executive officer exercises a stock option or a restricted stock grant vests. All executive officers named in the Summary Compensation Table have exceeded their ownership goals.

    In determining original option grants, the Committee considers the number of shares of common stock owned by the executive officer relative to the executive officer's ownership goal, and the stock option grant practices of the Comparison Group at the time of grant. It is the Committee's practice to make original grants of stock options on an aggregate basis every three years, with the most recent original stock option grants occurring in 1994. If the executive officer does not meet his or her stock ownership goal, the number of stock options granted by the Committee to such executive officer in the future will be less than competitive practice. The Committee encourages executive officers to achieve their stock ownership goals by including in original option grants the right to acquire an Accelerated Ownership Non-Qualified Stock Option (an "AO"). Upon exercise of the original option using shares of previously owned common stock, the optionee is granted an AO to purchase the same number of whole shares of stock, at their fair


/2/ For purposes of the Policy, the term "Net Income" means the Corporation's net income as reported in the Corporation's consolidated financial statements for the applicable Performance Period, adjusted to eliminate the effect of (1) restatements of prior periods' financial results relating to an acquisition accounted for as a pooling of interests; (2) losses resulting from discontinued operations; (3) extraordinary gains or losses; (4) the cumulative effect of changes in generally accepted accounting principles; and (5) any other unusual, non-recurring gain or loss which is separately identified and quantified in the Corporation's financial statements.

market value on the date of the AO grant, as were used to pay the purchase price of the shares acquired upon exercise of the original option and related taxes. AO grants are exercisable at any time over the remaining term applicable to the original option. Such grants allow the exercise of the original option early in its term while preserving the executive officer's opportunity for future appreciation in the shares exchanged to exercise the original option. The Committee believes that the AO feature in original option grants encourages executive officers to acquire and retain the Corporation's stock. Of the executive officers named in the Summary Compensation Table, John
T. Thornton received an AO grant in 1995 as the result of his exercise of original stock options granted prior to 1995 that had the AO feature.

    Other Compensation.  Executive officers also receive various perquisites and
    ------------------
supplemental retirement benefits of a type and value comparable to those made available to executive officers of Comparison Group banking organizations, as well as retirement and medical benefits generally available to the Corporation's employees.

    Chief Executive Officer.  Mr. Kovacevich's 1995 salary as shown in the
    -----------------------
Summary Compensation Table was determined by the Committee in accordance with the salary procedures described above for Covered Executive Officers. With respect to Mr. Kovacevich's incentive award under the Performance-Based Compensation Policy, the Committee certified that Mr. Kovacevich had exceeded his performance goals based on the Corporation's 1995 Earnings Per Share and an incentive compensation award under the Policy, subject to reduction of the amount of such award in the Committee's discretion. In connection with the exercise of this discretion, the Committee evaluated the quality of the Corporation's earnings based on its review of the following factors: earnings growth, return on common equity, return on total assets, common equity as a percentage of total assets, non-performing assets and loan loss reserves, respectively, as a percentage of total assets, the 12-month rate of return to stockholders (including stock price appreciation and dividends), the ratio of the Corporation's common stock market price to its book value, and the ratio of the Corporation's total non-interest expense to its total revenue. In evaluating the Corporation's overall performance for purposes of determining Mr. Kovacevich's incentive award under the Performance-Based Compensation Policy, subject to the maximum amount set forth in the Policy, the Committee also compared the Corporation's performance to that of banking organizations included in the Comparison Group using these same factors. Mr. Kovacevich's 1995 incentive award was finally determined in the exercise of the Committee's discretion in light of its subjective evaluation of the Corporation's overall performance and the quality of its earnings based on its assessment of the factors set forth above compared to the performance of the Comparison Group and the aggregate compensation paid by Comparison Group banks to their chief executive officers.

    Based on Mr. Kovacevich's achievement of his performance goals, and the Committee's exercise of its discretion under the Performance-Based Compensation Policy, the Committee awarded incentive compensation for 1995 to Mr. Kovacevich under the Policy of $2,950,875, of which $2,187,000 was payable in cash, and $763,875 was paid in the form of 21,000 shares of restricted stock (valued based on a closing market price of $36.375 on February 26, 1996, the date of the award). That portion of the incentive compensation award under the Policy paid to Mr. Kovacevich in the form of shares of restricted stock is subject to certain vesting requirements and may be forfeited, except in the case of death, disability, retirement, or change of control of the

Corporation, unless Mr. Kovacevich is continuously employed by the Corporation or an affiliate until the restrictions lapse. Prior to the lapse of the restrictions, Mr. Kovacevich is entitled to vote and receive dividends on the restricted shares but may not sell or otherwise transfer the shares. The restrictions on the restricted stock grant included in Mr. Kovacevich's 1995 incentive compensation award lapse in 1999 as to 30% of the shares, in 2000 as to an additional 30% of the shares, and in 2001 with respect to the remainder of the shares. That portion of Mr. Kovacevich's incentive compensation award under the Performance-Based Compensation Policy made in the form of restricted shares is governed by the provisions (other than the provisions with respect to the computation of the award) of the LTICP.

                    Members of the Committee:

                    Pierson M. Grieve, Chairman
                    Charles M. Harper
                    William B. Hodder
                    Richard D. McCormick
                    Ian M. Rolland
                    Michael W. Wright

                         COMPARATIVE STOCK PERFORMANCE

    The Performance Graph set forth below compares the cumulative total stockholder return on the Corporation's ("Norwest") common stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and a peer group stock performance index defined as follows: the 35 largest banking organizations (ranked based on their total assets as of December 31 of the immediately preceding fiscal year) included in the Salomon 50-Bank Index published by Salomon Brothers in the first February issue of "Bank Stock Weekly" of the year in which the annual meeting will be held (the "Peer Group Index"). The cumulative total stockholder return computations set forth in the Performance Graph assume the investment of $100 in Norwest common stock, the S&P 500 Index and the Peer Group Index on December 31, 1989, and reinvestment of all dividends.

    The 35 banking organizations (ranked based on total assets as of December 31, 1995) that constitute the Peer Group Index are as follows: Citicorp, BankAmerica Corporation, NationsBank, J.P. Morgan & Co., Chemical Banking Corporation, First Union Corporation, First Chicago-NBD Corporation, Chase Manhattan Corporation, Bankers Trust Corporation of New York, BancOne Corporation, Fleet Financial Group, Inc., PNC Financial Corporation, Norwest Corporation, Key Corp, First Interstate, Bank of New York, Wells Fargo & Co., Bank of Boston Corporation, SunTrust Banks, Inc., Wachovia Corporation, Republic New York Corporation, Barnett Banks, Inc., Mellon Bank Corporation, National City Corporation, Comerica, Inc., First Bank System, Inc., Boatmen's Bancshares, U.S. Bancorp, CoreStates Financial Corporation, State Street Boston Corporation, First of America, Southtrust, Southern National Corporation, Huntington Bancshares, and Northern Trust Corporation.

                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                 AMONG NORWEST, S&P 500 INDEX AND PEER GROUP

Measurement period        Norwest      S&P 500       Peer Group
(Fiscal year Covered)                   Index

Measurement PT -
12/31/90                  $100         $100          $100

FYE 12/31/91              $181.90      $130.30       $161.50
FYE 12/31/92              $221         $140.30       $211.20
FYE 12/31/93              $256.50      $154.30       $229.10
FYE 12/31/94              $253.30      $156.40       $218.50
FYE 12/31/95              $369         $215          $346.70


Compensation
------------

    The following table sets forth the cash and non-cash compensation earned or awarded for the last three years to the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers of the Corporation.

                                                   SUMMARY COMPENSATION TABLE

                      Annual Compensation                                          Long-Term Compensation Awards
                                                                   Other annual     Restricted stock   Options/       All other
Name and principal position  Year   Salary ($)  Bonus ($)/(1)/     compensation         award(s)       SARs (#)     compensation
            (a)               (b)      (c)            (d)            ($)/(2)/         ($)/(3(4))/        /(g)/        ($)/(6)/
                                                                      /(e)/              /(f)/                          //(i)

Richard M. Kovacevich
 President and Chief         1995    $820,000       $2,187,000            $26,341       $693,005/(5)/         0        $178,500
 Executive Officer           1994     745,000        2,155,000             19,226        460,487       $633,610         120,540
                             1993     700,000        1,596,875             26,230              0        202,799         472,875

Leslie S. Biller
 Executive Vice President    1995    $455,000       $1,046,250            $24,982              0              0        $ 81,600
                             1994     450,000          905,000             14,104              0       $245,756          67,740
                             1993     430,000          879,531             20,231       $408,750         47,050          46,590

Kenneth R. Murray
 Executive Vice President    1995    $440,000       $  990,000            $19,934              0              0        $ 79,560
                             1994     433,750          886,000             14,587              0        273,108          64,485
                             1993     425,000          841,531             22,908        408,750              0          46,538

Daniel A. Saklad
 Executive Vice President    1995    $425,000       $  956,250            $27,416              0              0        $ 76,950
                             1994     415,000          857,500             11,153              0        246,861          62,040
                             1993     396,667          819,531             25,681        408,750         43,698          43,105

John T. Thornton
 Executive Vice President    1995    $365,000       $  821,250            $25,619       $ 99,000/(5)/    46,353        $ 60,318
  and Chief Financial        1994     355,250          655,500             17,298              0        190,680          50,067
  Officer                    1993     337,000          475,200             25,489        362,375         29,361          31,812


---------------------
(1) The amounts shown for 1995 in column (d) represent that portion of the 1995 incentive compensation awards paid in cash to the named executive officers pursuant to the Corporation's "Performance-Based Compensation Policy for Covered Executive Officers" discussed above under the heading "Report of the Human Resources Committee on Executive Compensation."

(2) The amounts shown in column (e) represent amounts reimbursed to the named executive officers in the years 1993-1995 for the payment of taxes incurred in connection with perquisites. The named executive officers also received compensation in the form of certain perquisites and personal benefits in the years 1993-1995, the aggregate amount of which did not exceed $50,000 in any such year for any named executive officer.

(3) The shares of restricted common stock held by each of the persons named and the market value of such shares, based on the number of shares held and a closing market price of the Corporation's common stock of $33.00 per share as of December 29, 1995 (the last trading day prior to December 31, 1995), were as follows: Richard M. Kovacevich, 34,700 shares, $1,145,100; Leslie
    S. Biller, 27,600 shares, $910,800; Kenneth R. Murray, 27,600 shares, $910,800; Daniel A. Saklad, 27,600 shares, $910,800; John T. Thornton, 17,500 shares, $577,500. Dividends are paid on shares of restricted stock on the same dates and at the same rate as those paid to all holders of the Corporation's common stock. All of the restricted stock awards vest over a period of three years, commencing in the fourth year after the date of the original award.

(4) The restricted stock awards made in 1993 represent compensation attributable to 1992 performance, and in the case of Mr. Thornton, in part for 1993 performance.

(5) The dollar amount shown as restricted stock awards to Richard M. Kovacevich and John T. Thornton in 1995 constitute that portion of their 1995 incentive compensation awards payable in the form of restricted stock pursuant to the policy described in footnote (1) above and represent 21,000 shares and 3,000 shares, respectively, of the Corporation's common stock valued as of December 29, 1995. As of February 26, 1996, the date such restricted stock awards were made, the value of the shares awarded Mr. Kovacevich was $109,125, and the value of the shares awarded to Mr. Thornton was $763,875, based on a closing market price of the Corporation's common stock of $36.375 per share on that date.

(6) Except as noted below with regard to Richard M. Kovacevich, the amount shown in column (i) for each named executive officer is the total of the Corporation's contributions to the Corporation's Savings Investment Plan ("SIP"), a 401(k) plan in which all employees are eligible to participate, and contributions to the Corporation's Supplemental Savings Investment Plan, a non-qualified supplemental executive retirement plan ("Supplemental SIP"). For the year ended December 31, 1995, the Corporation's contribution to SIP for each of the named executive officers was $9,000 (the maximum allowable contribution under SIP). The Corporation's contribution to Supplemental SIP for the year ended December 31, 1995, for such persons was as follows: Mr. Kovacevich, $169,500; Mr. Biller, $72,600; Mr. Murray, $70,560; Mr. Saklad, $67,950; and Mr. Thornton, $51,320. The amount shown for Mr. Kovacevich for 1993 also includes the fair market value of a stock award to Mr. Kovacevich in 1993 relating to his 1992 compensation which contains restrictions on transfer of ownership expiring over a period of three years.


Option Grants and Exercises
---------------------------

    The following tables summarize for 1995 under the Corporation's 1985 Long-Term Incentive Compensation Plan option grants to and option exercises by the executive officers named in the Summary Compensation Table above, and the value of the options held by them at December 31, 1995:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                  Potential realizable value at
                                                                                                  assumed annual rates of stock
                                                                                               price appreciation for option term
                                      Individual Grants                                                       /(2)/
                                                Percent of total
                                 Options/         options/SARs       Exercise or
                                   SARs            granted to        base price    Expiration
Name                           granted (#)          employees          ($/Sh)         date              5% ($)             10% ($)
(a)                               /(1)/          in fiscal year          (d)         /(e)/              /(f)/              /(g)/
                                  /(b)/               /(c)/
Richard M. Kovacevich                  --                 --               --             --                 --                  --
Leslie S. Biller                       --                 --               --             --                 --                  --
Kenneth R. Murray                      --                 --               --             --                 --                  --
Daniel A. Saklad                       --                 --               --             --                 --                  --
John T. Thornton                   46,343                2.5%         $33.625      7/26/2004           $817,480          $1,993,431

--------------
(1) No options or SARs were granted in 1995 to the executive officers named above except for John T. Thornton, who was granted an "accelerated ownership" option ("AO") which is immediately exercisable as the result of his exercise of a stock option in 1995. The general terms of AOs are described above under the heading "Report of the Human Resources Committee on Executive Compensation."

(2) The dollar amounts under columns (f) and (g) are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission (the "Commission"). Based on these 5% and 10% assumed annual rates of appreciation and a per share closing stock price of $33.00 for the Corporation's common stock on December 29, 1995 (the last trading day prior to December 31, 1995), the potential realizable value to the holders of all issued and outstanding shares on that date (354,291,338 shares), if such shares were held for an assumed 8.58 year period (a period equal to the weighted average remaining terms of the AO grant shown above), would be $6.1 billion (based on the 5% rate) and $14.8 billion (based on the 10% rate). The potential realizable value over the option term of the AO included in the above table and the potential realizable values to stockholders on an aggregate basis over the assumed holding period are computed using the assumed rates set by the Commission and should not be viewed as, and are not intended to be, a forecast of possible future appreciation, if any, in the Corporation's stock price.


                       AGGREGATED OPTION/SAR EXERCISES IN
                 LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                       Number of unexercised
                                                            options/SARs          Value of unexercised
                                                       at fiscal year end (#)   in-the-money options/SARs
                                                            (in shares)            at fiscal year end
                           Shares                           Exercisable/              (in dollars)
                         acquired on   Value realized   Unexercisable /(2)/           Exercisable/
Name                      exercise (#)       ($)/(1)/           (d)                   Unexercisable
(a)                         /(b)/            /(c)/                                        /(e)/
Richard M. Kovacevich              0                0         483,075/353,334       $3,028,591/$2,672,088
Leslie S. Biller                   0                0         305,600/133,334       $3,126,381/$1,008,338
Kenneth R. Murray                  0                0         349,590/133,334       $4,814,085/$1,008,338
Daniel A. Saklad                   0                0         248,225/133,334       $2,639,549/$1,008,338
John T. Thornton              53,333        $ 436,664         224,842/106,667       $  2,372,114/$806,669

--------------
(1) Once a stock option becomes exercisable, the timing of the option exercise occurs at the discretion of the executive. If the value realized in column
    (c) is divided by the number of years between the date the option was granted and its exercise date, the annualized value realized by Mr. Thornton, the only executive officer named above who exercised an option during 1995, would have been $321,335.

(2) Column (d) lists the total options held (stated as shares exercisable and unexercisable) for the named executive officers as of December 31, 1995. As of that date, such executive officers also beneficially held an aggregate of _______ shares of the Corporation's common stock. As a consequence, executive officers share with all stockholders the risk of future changes in the market value of the Corporation's common stock, which will depend upon, among other factors, the Corporation's future performance and such executive officer's contribution to that performance.

Pension Plans
-------------

    The Corporation's Pension Plan (the "Pension Plan") is a defined benefit plan qualified under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that covers all employees of the Corporation and participating subsidiaries who have attained age 21 and have worked at least 1,000 hours during a period specified in the plan. Employees do not contribute to the Pension Plan, and the contributions by the Corporation and its subsidiaries are not allocated to the accounts of the individual participants. Benefits under the Pension Plan are determined on the basis of age, years of service, and compensation. A participant becomes vested upon completing five years of Vesting Service or having attained the age of 65.

    The monthly benefit at regular retirement age is a life annuity equal to 1.1% of final average monthly earnings up to the Integration Level and 1.6% of final average monthly earnings in excess of the Integration Level for each year of credited service. No more than 35 years of credited service is recognized under the Pension Plan. Under the provisions of the Pension Plan, the "Integration Level" for any year is determined by the following formula:
($1,400 x Social Security Wage Base for Current Year) divided by $48,000. Based on this formula, the Integration Level (stated as an amount per month) is $1,829 for participants retiring in 1996. For participants retiring in years after 1996, the Integration Level is indexed to increase at the same rate as the Social Security wage base.

    A participant's final average earnings is the highest average monthly compensation paid during any 36 consecutive months within the last 120 months of employment. Compensation for purposes of the plan is the participant's basic compensation, including salary reduction amounts under Section 401(k) and
Section 125 of the Internal Revenue Code, and payments made pursuant to designated incentive compensation plans of the Corporation, whether or not deferred under any deferral plan maintained by the Corporation.

    For the individual executive officers named in the Summary Compensation Table, the compensation recognized under the plan for 1995 is the amount shown in the table for the year 1995 as "Salary" (column (c)) and as "Bonus" (column
(d)). As of December 31, 1995, credited service for such persons was as follows: Mr. Kovacevich, 9 years, 10 months; Mr. Biller, 8 years, 4 months; Mr. Murray, 13 years; Mr. Saklad, 8 years, 5 months; Mr. Thornton, 11 years, 8 months.

    Effective January 1, 1994, compensation under the Pension Plan for purposes of a plan year is limited by the Internal Revenue Code to $150,000. In addition, Section 415 of the Internal Revenue Code places certain limitations on the annual pension that can be paid from a tax-qualified pension plan. The annual limit currently in effect is $120,000, but depending on when a participant retires, the annual benefit may exceed that amount. As permitted by ERISA, the Board of Directors has adopted a Supplemental Pension Plan under which amounts otherwise payable under the Pension Plan in excess of the Internal Revenue Code limitations will be paid by the Corporation as an operating expense.

    The following table shows the estimated annual average retirement benefits payable under the Pension Plan and the Supplemental Pension Plan for individuals with various combinations of annualized final average compensation and years of credited service, without regard to the limitations imposed by the Internal Revenue Code. The annual amounts shown below, as estimated and when paid, are not subject to offset by the amount of Social Security benefits.


                                           Years of Service at Retirement
                      ----------------------------------------------------------------------
   Annualized Final
 Average Compensation      10          15          20          25          30          35
----------------------  --------  ----------  ----------  ----------  ----------  ----------
$  250,000               $ 38,903  $   58,354  $   77,806  $   97,257  $  116,708  $  136,160
   500,000                 78,903     118,354     157,806     197,257     236,708     276,160
   750,000                118,903     178,354     237,806     297,257     356,708     416,160

 1,000,000                158,903     238,354     317,806     397,257     476,708     556,160
 1,250,000                198,903     298,354     397,806     497,257     596,708     696,160
 1,500,000                238,903     358,354     477,806     597,257     716,708     836,160

 1,750,000                278,903     418,354     557,806     697,257     836,708     976,160
 2,000,000                318,903     478,354     637,806     797,257     956,708   1,116,160
 2,250,000                358,903     538,354     717,806     897,257   1,076,708   1,256,160

 2,500,000                398,903     598,354     797,806     997,257   1,196,708   1,396,160
 2,750,000                438,903     658,354     877,806   1,097,257   1,316,708   1,536,160
 3,000,000                478,903     718,354     957,806   1,197,257   1,436,708   1,676,160

 3,250,000                518,903     778,354   1,037,806   1,297,257   1,556,708   1,816,160
 3,500,000                558,903     838,354   1,117,806   1,397,257   1,676,708   1,956,160
 3,750,000                598,903     898,354   1,197,806   1,497,257   1,796,708   2,096,160

 4,000,000                638,903     958,354   1,277,806   1,597,257   1,916,708   2,236,160
 4,250,000                678,903   1,018,354   1,357,806   1,697,257   2,036,708   2,376,160
 4,500,000                718,903   1,078,354   1,437,806   1,797,257   2,156,708   2,516,160

    Lloyd P. Johnson, a nominee for re-election as a director of the Corporation, retired as the Chairman of the Board and as an employee of the Corporation on May 31, 1995. Under an agreement with the Corporation in effect prior to his retirement, Mr. Johnson is entitled to receive payments on his retirement equal to the difference between the amount he will receive under the Corporation's Pension Plan and the amount he would have been entitled to receive under any Pension Plan of the Corporation selected by him in effect during the term of his employment. Pursuant to this agreement, Mr. Johnson receives an additional annual retirement benefit of $47,290, payable with his regular annual retirement benefit of $220,552 under the Corporation's Pension Plan and Supplemental Pension Plan.

Long-Term Disability Plans
--------------------------

    The executive officers named in the Summary Compensation Table are eligible to participate in the Corporation's Long-Term Disability Plan, which is available to all employees of the Corporation. This plan covers compensation of up to $500,000 in salary and payments made under incentive compensation plans designated by the Chairman, the President, any Executive Vice President, or any Senior Vice President of the Corporation. The plan provides a monthly benefit to an employee scheduled to work 20 or more hours per week who has elected to participate in the plan and who becomes totally disabled for more than 22 weeks. The monthly benefit equals 65% of the participant's average basic monthly compensation, up to a maximum monthly benefit (based on a maximum annual compensation of $500,000) of $27,083. The Corporation's Supplemental Long-Term Disability Plan extends similar disability coverage for the base salary earned by Richard M. Kovacevich in excess of $500,000. The monthly benefit payable under either plan may be subject to offset for other sources of income.


Severance Agreements
--------------------

    The Corporation has entered into severance agreements with certain executive officers of the Corporation, including the five executive officers named in the Summary Compensation Table. The purpose of these agreements is to encourage the officers to continue to carry out their duties in the event of a possible change of control of the Corporation. Under the terms of these agreements, the officers may become entitled to receive certain payments upon their termination of employment or if their job duties or compensation and benefits are substantially reduced within three years following a change of control of the Corporation. The maximum amount of payments is two times the sum of: (i) the officer's base salary rate, (ii) the value of perquisites provided by the Corporation, and (iii) the officer's highest potential incentive compensation award or, in the case of Mr. Kovacevich, an amount equal to the two-year average of his incentive compensation awards. In addition, the agreements provide for the continuation of certain medical, dental and life insurance benefits for up to two years after termination. If payments received by any such officer as a result of a change of control result in an excise tax liability for such officer, the Corporation also will pay to the officer an additional amount equal to the excise tax plus a gross-up for additional income taxes, interest, and penalties related to the excise tax. If a change of control and termination of employment had occurred on February 29, 1996, giving rise to payments under these severance agreements, the approximate amounts payable to the executive officers named in the Summary Compensation Table would be as follows: Mr. Kovacevich, $7,506,850; Mr. Biller, $3,090,270; Mr. Murray, $2,929,650; Mr.
Saklad, $2,838,480, and Mr. Thornton, $2,447,500.



    The Corporation has a plan that provides severance pay to employees who are discharged from employment under certain circumstances. The amount of severance pay is based on years of service, job level, and the severance option selected by the employee. If Mr. Kovacevich had been discharged on January 1, 1996, the maximum amount payable under this policy would have been his base salary for a period of 22 months, plus life and health insurance benefits for 18 months.
With respect to the other individuals named in the Summary

Compensation Table herein, the maximum amount payable under this policy would have been their base salary plus benefits for the following periods: Mr. Biller, 22 months; Mr. Murray, 24 months; Mr. Saklad, 22 months, Mr. Thornton, 24 months. In addition, Mr. Kovacevich will be entitled to receive benefits consisting of a minimum payment of 12 months' salary (less the amount of any other severance payments to which he may be entitled under any severance plan of the Corporation then in effect) and a pro rata portion of his incentive compensation, together with certain life and health insurance benefits, if his employment is terminated by the Corporation for a reason other than cause or if his job duties are substantially reduced and he resigns within 90 days thereafter.


               OTHER INFORMATION RELATING TO DIRECTORS, NOMINEES,
                       EXECUTIVE OFFICERS AND ASSOCIATES

Loan Transactions
-----------------

    During the past year certain directors (in addition to those directors discussed below under the heading "Compensation Committee Interlocks and Insider Participation") and executive officers of the Corporation and/or one or more of their immediate family and one or more of their associates had banking transactions in the ordinary course of business with one or more of the bank subsidiaries of the Corporation. Such transactions included loans made in the ordinary course of business. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

    Certain executive officers of the Corporation and the director discussed below under the heading "Compensation Committee Interlocks and Insider Participation," also have obtained mortgage loans from Norwest Mortgage, Inc. ("NMI") a subsidiary of the Corporation. In connection with each of these loans and in accordance with its policy applicable to all employees and the Corporation's directors, NMI waived an origination fee equal to one percent of the loan amount for each executive officer and director. Three of the executive officers named in the Summary Compensation Table were indebted to NMI or a subsidiary thereof in 1995. Information for each such named executive officer, including the highest balance on each loan outstanding since January 1, 1995, the balance outstanding on each loan on December 31, 1995, and the annual interest rate thereon, is as follows: Leslie S. Biller, highest balances on two loans--$491,535 and $197,800, balances outstanding on December 31, 1995-- $485,954 and $197,646, interest rates per annum--7.125% (adjustable) and 7.25%; Daniel A. Saklad, highest loan balances on two loans--$430,304 and $400,000, balances outstanding on December 31, 1995--$426,538 and $399,703, interest rates per annum--7.875% and 7.5% (adjustable); John T. Thornton, highest loan-- $750,000, balance outstanding on December 31, 1995--$747,862, interest rate per annum--7.75% (adjustable). In addition, five other executive officers of the Corporation were indebted to NMI in the aggregate amount of $2,271,489, representing mortgage loans with interest rates ranging from 7.125% to 8.375% per annum. As of February 29, 1996, of the mortgage loans indicated above, eight have been sold by NMI in the secondary real estate mortgage market.

    One other executive officer of the Corporation also had a personal loan outstanding from Norwest Capital Markets, Inc. ("NCM"), a subsidiary of the Corporation. As of December 31, 1995, the outstanding balance of the loan was $200,000, which amount was also the highest outstanding loan balance since January 1, 1995. The loan bears interest at a floating rate equal to one percent (1%) in excess of the base lending rate from time to time of Norwest Bank Minnesota, N.A. The annual interest rate charged on this loan during 1995 was 9.5%. The loan is secured by a security interest to NCM in all shares of the Corporation's common stock obtained by the executive officer from the exercise of stock options up to a total value equal to 120% of the outstanding balance of the loan.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

    The Human Resources Committee (the "Committee") determines annually the compensation to be paid to the Corporation's Chief Executive Officer and other executive officers, including the executive officers named in the Summary Compensation Table. The members of the Committee are Pierson M. Grieve (Chair), Charles M. Harper, William A. Hodder, Richard D. McCormick, Ian M. Rolland, and Michael W. Wright. During 1995, Pierson M. Grieve and Richard D. McCormick had banking transactions, including loans, in the ordinary course of business with
one or more of the bank subsidiaries of the Corporation.   All loans were made
on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, Pierson M. Grieve was indebted to a subsidiary of NMI in the aggregate amount of $420,601, representing a mortgage loan with an adjustable interest rate of 7.25% per annum which, as of February 29, 1996, was sold by NMI in the secondary real estate mortgage market.


Certain Transactions with Respect to Directors
----------------------------------------------

    Gerald J. Ford.  In January, 1994, the Corporation acquired First United
    --------------
Bank Group, Inc. ("First United") pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), by the merger of First United into GST Co. ("GST"), a wholly-owned subsidiary of the Corporation, in exchange for shares of the Corporation's common stock (the "Merger"). Gerald J. Ford, who is a nominee for re-election as a director of the Corporation, served as Chairman, Chief Executive Officer, and a director of First United until the Merger. Certain information about Mr. Ford, as well as information regarding certain transactions entered into between the Corporation and him in connection with the Merger is set forth below. See also pages __ and __ of this Proxy Statement for additional information about Mr. Ford.

    Under the terms of the Merger Agreement and as a condition to First United's completion of the Merger, the Corporation agreed to expand its Board of Directors by one member upon consummation of the Merger and to appoint Mr. Ford as a director to fill the vacancy created by the increase. Mr. Ford was appointed a director of the Corporation as of January 14, 1994, the effective date of the Merger, and was elected as a director by the stockholders of the Corporation at the 1994 and 1995 annual meetings. In addition, the Corporation has agreed pursuant to the Merger Agreement to publicly support and nominate Mr. Ford for election to the Corporation's Board of Directors at any meeting of its stockholders called for the purpose of electing directors and held prior to January 14, 1997.

    Mr. Ford also serves as Chairman of the Board, Chief Executive Officer, and a director of First Nationwide Bank, a Federal Savings Bank, in Dallas, Texas, and is a principal shareholder of, the Chairman, and a director of its parent bank holding company, under a waiver of the Depository Institutions Management Interlocks Act granted by the Federal Home Loan Bank Board ("FHLBB"), as operating head of the Federal Savings and Loan Insurance Corporation ("FSLIC"). Mr. Ford has obtained confirmation from the Office of Thrift Supervision, as successor to FSLIC, that the waiver continues to allow Mr. Ford to serve as a director of the Corporation and of First Nationwide.

    Richard S. Levitt.  Norwest Financial Maryland, Inc. ("NFM"), a wholly-owned
    -----------------
subsidiary of Norwest Financial, Inc. ("NFI"), and an indirect wholly-owned subsidiary of the Corporation, leases office space under a lease having a term of five years from MB Limited Partnership ("MB"), and also leases additional office space for a term of five years from AF Limited Partnership ("AF"). The general partner of both MB and AF is Nellis Corporation ("Nellis"). Richard S. Levitt, a nominee for re-election as a director, is the Chairman of the Board and a director of Nellis. One hundred percent of the outstanding voting stock of Nellis is owned by Mr. Levitt's two sons, both of whom are also officers of Nellis. In addition, the sole limited partners of MB and AF are trusts, the beneficiaries of which are descendants of Mr. Levitt.

    NFM's existing lease with MB provides for a total fixed rent over the lease term of $129,412, plus estimated operating expenses of approximately $5,900 annually. NFM's lease with AF provides for a total fixed rent over the lease term of approximately $125,370, plus estimated operating expenses of $3,800 annually. Both leases are guaranteed by NFI. In the opinion of the management of NFM and NFI and the management of the Corporation, the terms of the leases are fair and reasonable with respect to NFM and NFI.


Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, certain officers, and any persons holding more than 10% of the Corporation's common stock to report their initial ownership of the Corporation's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established, and the Corporation is required to disclose in this Proxy Statement any failure to file by these dates during 1995. All of these filing requirements were satisfied. In making these disclosures, the Corporation has relied on written representations of its directors and officers and copies of the reports that they have filed with the Commission.

                      ITEM 2.  PROPOSAL TO AMEND THE 1985
                     LONG-TERM INCENTIVE COMPENSATION PLAN

In General
----------

    On February 26, 1996 the Human Resources Committee of the Board of Directors approved amendments (the "Plan Amendment") to the Corporation's 1985 Long-Term Incentive Compensation Plan (the "1985 Plan"), subject to the approval of the stockholders, to increase the maximum number of shares of common stock that may be awarded under the 1985 Plan by an additional 17,500,000 shares, to limit to 3,500,000 shares the number of shares of common stock subject to stock options or stock appreciation rights that may be granted to any employee in a calendar year, to permit the Human Resources Committee to extend the exercise period for stock options and stock appreciation rights following a holder's death, permanent disability, or retirement to a date no later than the original expiration date of such options or rights, and to eliminate the stated expiration date in the 1985 Plan.

   The Board of Directors believes that the 1985 Plan has been and continues to be an important incentive in attracting, retaining and motivating key employees, and that it is appropriate to increase the number of shares available for awards under the 1985 Plan and to make the other modifications to the 1985 Plan as provided in the Plan Amendment. Approval of the proposed Plan Amendment will enable the Committee to exercise greater flexibility in the granting and administration of awards under the 1985 Plan, and will assure that sufficient shares are available to enable the Committee to achieve its stated objectives of encouraging stock ownership by executive officers and key employees and of attracting and retaining individuals who are in a position to contribute to the successful conduct of the business and affairs of the Corporation and its subsidiaries. The Plan Amendment also will conform the terms of the 1985 Plan to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to performance-based compensation.

   A copy of the Plan Amendment is attached to this Proxy Statement as Exhibit
A.


General Description of the Plan
-------------------------------

   Key employees (including executive officers and directors who are employees) of the Corporation and its subsidiaries selected by a committee comprised of non-employee directors of the Corporation (currently, the Human Resources Committee) are eligible to become participants in the 1985 Plan. Key employees so selected may receive awards in the form of stock options, stock appreciation rights, restricted stock, performance shares, performance units or stock. As of December 31, 1995, a total of 925 persons participate in the 1985 Plan.

   Stock options may be granted as non-qualified stock options or incentive stock options, but may not be granted at a price less than the fair market value of the stock as of the date of grant. Fair market value as of any date is defined as the average of the high and low prices of a share of the Corporation's common stock as reported on the consolidated tape of the New York Stock Exchange for that date. Stock options may be exercised during a period of time fixed by the Committee, except that no stock option may be exercised more than ten years after the date of grant. At the discretion of the Committee, payment of the purchase price for the shares of stock acquired through the exercise of a stock option may be made in cash or shares of the Corporation's common stock or a combination thereof.

   Stock options granted under the 1985 Plan may include the right to acquire an Accelerated Ownership Non-Qualified Stock Option ("AO"). If an option grant contains the AO feature and if a participant pays all or part of the purchase price of the option with shares of the Corporation's common stock held by the participant for at least six months, then upon exercise of the option the participant is granted an AO to purchase, at the fair market value as of the date of the AO grant, the number of shares of common stock of the Corporation equal to the sum of the number of whole shares used by the participant in payment of the purchase price and, if shares are withheld by the Corporation as payment for withholding taxes, a number of shares which take into account the participant's estimated tax on the exercise. An AO may be exercised at any time between the date of grant and the date of expiration, which will be the same as the date of expiration of the option to which the AO is related. AOs are intended to encourage participants to exercise their options early in their terms by granting the participant an AO for the balance of the original option's term, thereby allowing the participant to preserve his or her opportunity for future appreciation in the original option's value.

   Stock appreciation rights may be granted in conjunction with, or may be unrelated to, stock options. A stock appreciation right entitles a participant to receive a payment, in cash or common stock or a combination thereof, in an amount equal to the excess of the fair market value of the stock at the time of exercise over the fair market value as of the date of grant. Stock appreciation rights may be exercised during a period of time fixed by the Committee not to exceed ten years after the date of grant.

   A grant of restricted stock consists of a specified number of shares of common stock which are subject to restrictions on transfer, conditions of forfeiture, and such other terms and conditions for such period or periods as shall be determined by the Committee. Awards of common stock without restrictions may also be made by the Committee. Under the terms of each grant and except in the case of a participant's death, disability or retirement or a change of control of the Corporation, a participant forfeits his or her right to receive the shares if he or she is not continuously employed by the Corporation or an affiliate until the restrictions lapse. Prior to the lapse of the restrictions, a participant is entitled to vote and receive dividends on the restricted stock but may not sell or otherwise transfer the shares.

   A grant of performance shares or performance units entitles a participant to receive cash, common stock (which may be restricted stock), or a combination thereof, based on the degree of achievement of pre-established performance targets over a performance cycle of not more than five nor less than two years, as determined by the Committee. Maximum and minimum performance targets relating to corporate, group, unit and/or individual performance shall be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards as the Committee may determine. In addition, the maximum amount of a participant's award, denominated in shares of common stock in the case of performance shares and in dollars in the case of performance units, shall be established by the Committee. Achievement of the maximum performance target entitles a participant to payment at the maximum amount of his award, except the Committee may set an upper limit on the amount payable in the case of performance shares. For performance that falls below the maximum but exceeds the minimum performance target, the Committee may determine that a portion of the maximum amount of a participant's award will be paid.

   The Board of Directors may modify, suspend or terminate the 1985 Plan but may not, without the prior approval of the stockholders of the Corporation, make any modification to the 1985 Plan which increases the total amount of common stock which may be awarded (except as permitted by the 1985 Plan to reflect changes in capitalization), changes the class of employees eligible to participate, withdraws the administration from the Committee, permits any person, while a member of the Committee, to be eligible to participate, or extends the duration of the 1985 Plan.

   As of December 31, 1995, 15,165,815 shares were covered by options (including
AOs) granted under the 1985 Plan, at option prices averaging $22.81 per share and with expiration dates ranging from May 27, 1996 to November 28, 2005, and 209,200 shares were subject to restricted stock awards granted under the 1985 Plan, which will vest in full on dates ranging from January 25, 1996 to February 28, 2000. As of February 29, 1996, the closing market price of a share of the Corporation's common stock was $______. Other than stock options and restricted stock awards, no stock appreciation rights or other types of awards are currently outstanding under the 1985 Plan.

   Options (other than AOs) granted prior to April 26, 1988 generally were not exercisable during the first year after the date of grant. Options (other than AOs) granted after April 26, 1988, generally became or will become exercisable, in whole or in part, one year after the date of the option grant, and if exercisable in part, then in one, two, or three equal annual installments after the date of grant. All AOs are exercisable upon grant.

   Information with respect to 1995 restricted stock awards to the Chief Executive Officer and the four other most highly compensated executive officers is set forth in column (f) of the Summary Compensation Table on page __ of this Proxy Statement. Information with respect to options granted in 1995 to the Chief Executive Officer and the four other most highly compensated executive officers is set forth in the table under the heading "Options/SAR Grants in Last Fiscal Year" on page __ of this Proxy Statement. In 1995, options totaling 271,125 shares were granted to current executive officers as a group, and options totaling 1,589,816 shares were granted to all employees (excluding executive officers) as a group. Also in 1995, restricted stock awards (including restricted stock awards made in February 1996 and attributable to 1995 compensation) totaling 48,000 shares of common stock were made to current executive officers as a group.

   No information can be provided with respect to awards, if any, that may be made in the future under the 1985 Plan, as amended by the Plan Amendment. Such awards are within the discretion of the Committee administering the 1985 Plan, and no decisions have been made with respect to future awards or any recipients thereof.

Description of Plan Amendment
-----------------------------

   The Plan Amendment, if approved by stockholders at the 1996 annual meeting, would (i) increase the maximum number of shares of common stock available for issuance under the 1985 Plan by 17,500,000; (ii) limit to 3,500,000 shares the aggregate shares of common stock subject to stock options or stock appreciation rights that may be granted to any employee in a calendar year; (iii) permit the Human Resources Committee to extend the exercise period for stock options and stock appreciation rights following a holder's death, permanent disability, or retirement to a date not later than the expiration date of such option or right; and (iv) eliminate the stated termination date for the 1985 Plan. A description of each of the foregoing provisions included in the Plan Amendment is set forth below.

   Increase in Shares Available for Issuance.  If the Plan Amendment is approved
   -----------------------------------------
by stockholders, the maximum number of shares that may be issued under the 1985 Plan (in addition to shares subject to awards as of April 23, 1996) would be increased to a number not to exceed the sum of (i) the number of shares of common stock available for, but not yet subject to, an award under the 1985 Plan as of April 23, 1996; plus (ii) 17,500,000 shares. As of February 29, 1996, awards (including options and restricted stock awards) covering _______ shares were outstanding and _______ shares were available for grant under the 1985 Plan.

   As currently provided in the 1985 Plan, either authorized but unissued shares or treasury shares of common stock may be issued pursuant to awards under the 1985 Plan, and any shares subject to the terms and conditions of an award which are forfeited or not issued because the terms and conditions of the award are not met, any shares which are used for full or partial payment of the purchase price of shares with respect to which an option is exercised, any shares that are subject to awards which are paid in cash, and any shares with respect to which a stock appreciation right has been exercised may again be used for an award under the 1985 Plan.

   If the Plan Amendment is approved, the estimated maximum number of shares of common stock that would be available for award under the 1985 Plan, in addition to shares reserved for issuance pursuant to awards outstanding prior to April 23, 1996, would equal an aggregate of approximately ______ shares, which is the sum of (i) shares available for, but not yet subject to, an award as of April 23, 1996 (______ shares, assuming no awards are made under the 1985 Plan between February 29, 1996 and that date); plus (ii) the additional 17,500,000 shares authorized by the Plan Amendment.


   Individual Limit on Maximum Shares Subject to Options.  The Plan Amendment
   -----------------------------------------------------
limits the number of shares of common stock that may be subject to stock option grants or stock appreciation rights awarded to any employee to a maximum of 3,500,000 shares in a calendar year. This provision of the Plan Amendment is intended to conform the 1985 Plan to the requirements of Section 162(m) of the Code and related regulations effective for 1996, so that stock options and stock appreciation rights granted to those executive officers of the Corporation who may be deemed to be "covered executive officers" within the meaning of Section 162(m) will continue to qualify as performance-based compensation deductible to the Corporation. See the "Report of the Human Resources Committee on Executive

Compensation" under the heading "EXECUTIVE COMPENSATION" above for a discussion of Section 162(m) and its requirements, and the "Summary Compensation Table," also under such heading, for the names of those executive officers who are "covered executive officers" for 1995.

   Stock options awarded under the 1985 Plan after Section 162(m) became effective in 1994 qualified as performance-based compensation under the regulations then in effect. No stock appreciation rights are currently outstanding under the 1985 Plan. However, under regulations effective January 1, 1996, stock options and stock appreciation rights must be granted pursuant to a plan that states "the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee" in order for such options or rights to constitute performance-based compensation. A plan pursuant to which options and rights may be granted, such as the 1985 Plan, that currently provides for an aggregate limit on the number of total shares available for grant to all employees but does not also include an individual limit on the number of shares that may be subject to options or rights, must be amended to incorporate such a limit by the earliest date on which one of the following events occurs: (1) the expiration of the plan; (2) a material modification to the terms of the plan; (3) the issuance of all employer stock and other compensation allocated under the plan; or (4) the first annual meeting of stockholders at which directors will be elected occurring after December 31, 1996. Because the other provisions of the Plan Amendment may be deemed to be "material modifications" to the 1985 Plan, a provision for an individual limit on the maximum number of shares that may be subject to stock options or stock appreciation rights granted in any calendar year has also been included in the Plan Amendment.

   Determination of Exercise Periods for Certain Awards following Participant
   --------------------------------------------------------------------------
Death, Permanent Disability, or Retirement.  The 1985 Plan currently provides
------------------------------------------
that in the event of a participant's death, all outstanding options held by the participant as of the date of death become immediately exercisable and may be exercised for a period of up to one year after death. In the event of a participant's permanent disability or retirement (as those terms are defined in the 1985 Plan), all outstanding options then held by the participant become immediately exercisable and may be exercised for a period, as determined by the Human Resources Committee, of up to three years following the date of permanent disability or retirement. The 1985 Plan also provides that any outstanding stock appreciation rights granted in conjunction with options become immediately exercisable for a period of 90 days following a participant's retirement, but are canceled upon death or permanent disability. Stock appreciation rights granted independent of any option become immediately exercisable for a period of 90 days following a participant's retirement and for a period of one year following a participant's death or permanent disability. Notwithstanding such specified exercise periods, the 1985 Plan provides that no option or right may be exercised after its stated expiration date.


   The Plan Amendment includes a provision which eliminates the limited terms during which stock options or stock appreciation rights may be exercised following a participant's death, permanent disability, or retirement, to allow the Committee, in its discretion, to determine the period of time in which options or stock appreciation rights remain exercisable under such circumstances. However, in no event may any exercise period so determined by the Committee extend beyond the stated expiration date of the option or right.

   Subject to stockholder approval of the Plan Amendment, the Committee has approved amendments to all employee option agreements outstanding as of April 23, 1996 (other than option agreements for executive officers, including a director who is a former executive officer) to permit employees to exercise options following permanent disability or retirement (as defined in the 1985
Plan) at any time prior to the expiration of the original option terms. The Committee also has approved amendments, effective September 1, 1996 and also subject to stockholder approval of the Plan Amendment, to the option agreements for certain options that are held by certain executive officers and directors who are considered "insiders" subject to the short-swing profit rules of Section 16 of the Securities Exchange Act of 1934. Options expiring more than three years after an insider's earliest retirement date will be amended to change the number of years such option may be exercised following an insider's permanent disability or retirement from three years to the option's original expiration date, subject to the option holder's agreement not to exercise any such amended option for a period of six months from September 1, 1996.

   As a result of the Committee's action and subject to stockholder approval of the Plan Amendment, amendments to option agreements were approved for the following named executive officers, for all current executive officers as a group, and for all employees as a group (excluding executive officers) and covering the aggregate option shares indicated, as follows: Mr. Kovacevich, _________ option shares; Mr. Murray, ________ shares; and Mr. Thornton, ________ shares; for all current executive officers as a group, _______ option shares, and for all employees as a group (excluding executive officers), __________ option shares. In addition, the Committee also has approved amendments to option agreements for Lloyd P. Johnson, a director who is a former executive officer, covering an aggregate of _______ option shares.

   The proposed amendments to the option or stock appreciation rights exercise period provisions contained in the Plan Amendment are intended to grant the Committee the flexibility to establish option and stock appreciation right exercise periods following death, permanent disability, or retirement. Management believes that this provision of the Plan Amendment will aid the Corporation in attracting and retaining executives and key personnel.

   Elimination of Stated Expiration Date.  The 1985 Plan currently provides that
   -------------------------------------
no Award may be made under the plan after April 25, 1998. Because the Corporation regularly presents the 1985 Plan to stockholders for approval of amendments, and because an expiration date is not legally required to be included in the Plan, the Plan Amendment eliminates the expiration date.


Certain Federal Income Tax Consequences
---------------------------------------

   The following discussion summarizes the federal income tax consequences, in the opinion of counsel for the Corporation, to participants who may receive awards under the 1985 Plan. This summary is based upon the provisions of the Code in effect as of January 1, 1996, and regulations and interpretations with respect to the applicable provisions of the Code as of that date.

   Non-Qualified Stock Options.  A participant who is granted a non-qualified
   ---------------------------
stock option grant will not recognize income and the Corporation will not be allowed a deduction at the time such option is granted. Except as discussed below under "Participants Subject to Section 16 of the Act," when a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Corporation or its subsidiary. The capital gain holding period of the shares acquired will begin one day after the date such stock option or stock appreciation right is exercised. When a participant disposes of shares acquired by the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the holding period of the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as short-term or long-term capital loss, depending upon the holding period of the shares.

   Incentive Stock Options.  A participant who is granted an incentive stock
   -----------------------
option also will not recognize income and the Corporation will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Corporation or its subsidiary or within the three-month (one year, in the case of disability) period after termination of employment, no ordinary income will be recognized by the participant at that time but the excess of the fair market value of the shares acquired by such exercise over the option price will be an item of tax preference for purposes of any federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the date of grant and one year after the date of transfer of the shares to the participant (statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (a "Disqualifying Disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Corporation or its subsidiary will be entitled to a federal tax deduction in a like amount).


   Payment of Option Price in Shares.  If a participant pays the exercise price
   ---------------------------------
of a non-qualified or incentive stock option with previously-owned shares of the Corporation's common stock and the transaction is not a Disqualifying Disposition, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a non-qualified option is being exercised. The participant does not recognize income and the Corporation receives no deduction as a result of the tax-free portion of the exchange transaction. If the use of previously-acquired incentive stock option shares to pay the exercise price of another incentive stock option constitutes a Disqualifying Disposition, the tax results are as described under the heading "Incentive Stock Options."

   Stock Appreciation Rights.  A participant who receives a stock appreciation
   -------------------------
right will not recognize income and the Corporation will not be allowed a deduction at the time such stock appreciation rights are granted. Except as discussed below under the heading "Participants Subject to Section 16 of the Act," when a participant exercises stock appreciation rights, the amount of cash and the fair market value of the shares of common stock of the Corporation received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Corporation or its subsidiary.

   Participants Subject to Section 16 of the Act.  If a participant who is
   ---------------------------------------------
subject to the insider trading rules of Section 16(b) of the Securities Exchange Act of 1934 (the "Act") receives shares by reason of the exercise of a non-qualified option or stock appreciation right, the participant will recognize ordinary income equal to the excess of the fair market value of the shares received over the amount paid for the shares, if any, on the first day the sale of such shares at a profit is no longer subject to Section 16(b) of the Act (which may be the date of exercise) (the "Recognition Date"), and the Corporation or its subsidiary will be entitled to a deduction of a like amount for federal income tax purposes at that time. The income when recognized will include any appreciation in the value of the stock realized prior to the Recognition Date, and the capital gain holding period will not begin until the Recognition Date. However, if the Recognition Date is not the date of exercise, such a participant may elect to have the normal rules described with respect to non-qualified stock options or stock appreciation rights apply by filing a
Section 83(b) election with the Internal Revenue Service within 30 days after the exercise of the non-qualified stock option or stock appreciation right.

   Restricted Stock Awards.  A recipient of a restricted stock award will be
   -----------------------
subject to tax at ordinary income rates on the fair market value of the Corporation's common stock at the time the restricted shares are transferable or are no longer subject to restrictions. However, a recipient who so elects under
Section 83(b) of the Code within 30 days of the date of the grant will have ordinary taxable income on the date of the grant equal to the fair market value of the shares as if such shares were unrestricted and could be sold immediately. If the restricted shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited restricted shares. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of the restricted shares is measured from the date the restriction period expired. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the restricted shares on the date of the grant.

Recommendation; Vote Required
-----------------------------

   The affirmative vote of a majority of the shares of the common stock of the Corporation present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the 1985 Plan Amendment.


          The Board of Directors recommends that stockholders vote FOR the proposal to approve the Plan Amendment.

                  ITEM 3.  PROPOSAL TO APPROVE AN AMENDMENT TO
                    THE DIRECTORS' FORMULA STOCK AWARD PLAN

   The Norwest Corporation Directors' Formula Stock Award Plan (the "Directors' Formula Plan") was adopted by the Corporation effective January 1, 1992 and approved by stockholders at the 1992 annual meeting. The purpose of the Directors' Formula Plan is to compensate non-employee directors of the Corporation for their services in the form of shares of the Corporation's common stock. Under the terms of the Directors' Formula Plan, up to 50,000 shares of the Corporation's common stock may be issued in payment of awards under the plan, as described below. On September 25, 1995, the Board of Directors adopted a policy, effective January 1, 1996, that 50% of the annual compensation for non-employee directors for their service as directors be in the form of the Corporation's common stock. In order to implement this policy, the Board of Directors has approved an amendment to the Directors' Formula Plan (the "Plan Amendment"), subject to stockholders' approval, to provide that, effective February 1, 1997, and on each February 1 thereafter (the "Award Date"), non-employee directors who have served as directors of the Corporation during the prior year (an "Eligible Non-Employee Director") would receive an award (the "Award") of shares of the Corporation's common stock having an aggregate fair market value on the date of the Award equal to the annual cash retainer in effect for non-employee directors as of the January immediately preceding the Award Date. In order to conform director compensation received in 1996 to this policy, the Plan Amendment also includes a one-time Award on May 1, 1996 of shares of common stock having an aggregate fair market value on May 1 of $6,000, payable to all non-employee directors who served as directors during all of 1995, and who continued to serve in that capacity on March 1, 1996. The Plan Amendment, if approved by stockholders, will not increase the number of shares of common stock issuable under the Directors' Formula Plan. The text of the Plan Amendment is set forth in Exhibit B to this Proxy Statement.

   A summary of the terms of the Directors' Formula Plan prior to the adoption of the Plan Amendment, and the Awards made to non-employee directors for service as directors during 1995, including any Award deferred in whole or in part in the form of shares of the Corporation's common stock by those non-employee directors electing such deferrals, is set forth above under the heading "CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES THEREOF-Compensation of Directors."

   If the Plan Amendment had been in effect on February 1, 1996, each of the non-employee directors who had served as a director for all of 1995 (12 persons) would have received an Award of 709 shares (based on an annual cash retainer of $24,000 in effect as of the immediately preceding January 1), computed based on a closing price of $35.875 per share of common stock of the Corporation on the New York Stock Exchange on that date, and rounded up to the nearest whole share.

   The Directors' Formula Plan provides that no amendment may be made without prior approval of the stockholders if the amendment would materially increase the benefits to participants or the number of shares to be issued under the Directors' Formula Plan or materially modify the requirements as to eligibility for participation in the Directors' Formula Plan. Because the Plan Amendment increases the amount of the Award payable to participants under the Directors' Formula Plan, the Board of Directors is submitting the Plan Amendment to stockholders for approval.

   Approval of the Plan Amendment requires the affirmative vote of a majority of the shares of common stock of the Corporation present in person or represented by proxy and entitled to vote at the meeting. The Board of Directors believes that the Directors' Formula Plan, as proposed to be amended, will continue to aid in attracting and retaining individuals with outstanding abilities and skills for service on the Corporation's Board of Directors. It also reflects the Board's belief that director compensation should be aligned with stockholders' long-term interests by requiring that a significant component of such compensation be based on the value of the Corporation's common stock.


                  The Board of Directors recommends a vote FOR the proposal to approve the amendment to the Directors' Formula Stock Award
                                     Plan.

                        ITEM 4.  APPOINTMENT OF AUDITORS

   At the meeting a vote will be taken on the proposal to ratify the appointment by the Board of Directors of KPMG Peat Marwick, LLP, independent certified public accountants, as auditors of the Corporation and its subsidiaries for the year ending December 31, 1996. KPMG Peat Marwick, llp, or its predecessors have examined the accounts of the Corporation annually since 1931.

   Representatives of KPMG Peat Marwick, LLP, are expected to be present at the annual meeting of stockholders on April 23, 1996, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.


                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the annual meeting of stockholders to be held in 1997 must be received by the Secretary of the Corporation, at Norwest Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-1026, no later than November __, 1996.


                                 ANNUAL REPORTS

   The Annual Report of the Corporation for the year 1995, including financial statements, has been sent to stockholders. The Corporation will provide without charge to each stockholder, on written request, a copy of the Corporation's Annual Report on Form 10-k for the year 1995, including the financial statements and schedules thereto, filed with the Securities and Exchange Commission. If a stockholder requests copies of any exhibits to such Form 10-k, the Corporation will require the payment of a fee covering its reasonable expenses. A written request should be addressed to the Secretary, Norwest Corporation, Norwest Center, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-1026.

                                     By Order of the Board of Directors,



March 19, 1996                       LAUREL A. HOLSCHUH
                                     Secretary

                                                                    EXHIBIT A


                             PROPOSED AMENDMENT TO
                   1985 LONG-TERM INCENTIVE COMPENSATION PLAN


     The proposed language to be added to Sections 4, 9.2, 10.2, and 15.2 of the 1985 Long-Term Incentive Compensation Plan is underlined and the language to be deleted is set forth in brackets.

     4.   Shares Available Under the Plan; Limitation on Awards.  The
          -----------------------------------------------------
          maximum number of shares that may be issued under this Plan on and after April 23, 1996 [April 27, 1993] (in addition to Shares which
                --------------
          prior to April 23, 1996 [April 27, 1993] were subject to Awards)
                   --------------
          shall not exceed the sum of (i) the number of Shares available for, but not yet subject to, an Award as of April 23, 1996 [April 27,
                                                 --------------
          1993] plus (ii) 17,500,000 [9,000,000] Shares.  These Shares may
                          ----------
          consist, in whole or in part, of authorized but unissued stock or treasury Stock not reserved for any other purpose. Any Shares subject to the terms and conditions of an Award under this Plan which are forfeited or not issued because the terms and conditions of the Award are not met or for which payment is not made in Stock and any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an option is exercised may again be used for an Award under the Plan. No Employee may be awarded in any
                                       ---------------------------------
          calendar year Options or Stock Appreciation Rights covering an
          --------------------------------------------------------------
          aggregate of more than 3,500,000 Shares.
          ----------------------------------------

     9.2  Termination of Employment Due to Death, Disability, or Retirement.
          ------------------------------------------------------------------

          (a) If a Participant ceases to be an Employee by reason of his death, all Options outstanding shall become immediately exercisable and remain exercisable for a period determined by the Committee
                                               ---------------------------
               [of one year] but not beyond the expiration date of said Options.

          (b) If a Participant ceases to be an Employee by reason of his permanent disability or Retirement, all Options outstanding shall become immediately exercisable and remain exercisable for a period [of up to three years as]determined by the Committee but not beyond [the earlier of one year after the date of death of the Participant or] the expiration date of said Options.

          (c) If a Participant ceases to be an Employee by reason of his death, permanent disability or retirement, all Stock
               ------------------------------
               Appreciation Rights granted in conjunction with Options then outstanding shall become immediately exercisable and remain exercisable for such [a] period or periods determined by the
                                               ----------------------------
               Committee [of 90 days] but not beyond the expiration date of
               ---------
               said Stock Appreciation Rights. [If a Participant ceases to be an employee by reason of his death or permanent disability, all Stock Appreciation Rights granted in conjunction with Options then outstanding (but not the related Options) shall be canceled immediately.]

    10.2  Termination of Employment Due to Death, Disability or Retirement.  If
          ----------------------------------------------------------------
          a Participant ceases to be an Employee by reason of his death,
                                                                  ------
          permanent disability or Retirement, all Stock Appreciation Rights
          -----------------------
          then outstanding which were granted independent of any Option shall become immediately exercisable and remain exercisable for such [a] period or periods determined by the Committee [of 90 days] but
                 --------------------------------------
          not beyond the expiration date of said Stock Appreciation Rights. [If a Participant ceases to be an employee by reason of his death or permanent disability, all Stock Appreciation Rights then outstanding which were granted independent of any Option shall become immediately exercisable for a period of one year but not beyond the expiration date of said Stock Appreciation Rights.]

     15.2 Duration of the Plan.  The Plan shall remain in effect until all
          --------------------
          Stock subject to it shall be distributed, until the Term of all Options or Stock Appreciation Rights granted under this Plan shall expire, until all restrictions on Restricted Stock granted under this Plan shall lapse, or until the Performance Cycle for any Performance Shares or Performance Units awarded under this Plan shall end. [, but no Award shall be made after April 25, 1998.]

                                                                   EXHIBIT B


                             PROPOSED AMENDMENT TO
                      DIRECTORS' FORMULA STOCK AWARD PLAN


      The proposed language to be added to section 3 of the Directors' Formula Stock Award Plan is underlined and the language to be deleted is set forth in brackets.

          3.  Formula Award.  In consideration for past services rendered, on
              -------------
     February 1 of each year beginning February 1, 1997 (the "Award Date"), each
                             --------------------------
     Eligible Non-Employee Director who was a non-employee director of the Corporation during all of the preceding calendar year shall be awarded that number of shares (rounded up to the next whole share) of Common Stock having an aggregate fair market value on the Award Date equal to the annual
                                                             -------------------
     cash retainer established by the Board and in effect as of the immediately
     --------------------------------------------------------------------------
     preceding January 1 [of $18,000] (an "Award").  Each Eligible Non-Employee
     -------------------
     Director who was a non-employee director of the Corporation for less than all of the calendar year preceding an Award Date shall be awarded one-twelfth of an Award for each calendar month or portion thereof during which such person served as a non-employee director of the Corporation.

         The fair market value shall be determined using the closing price of a share of Common Stock as reported on the consolidated tape of the New York Stock Exchange. If the New York Stock Exchange is not open on the Award Date, the shares shall be valued at their fair market value as of the next preceding day on which the New York Stock Exchange was open.

       Each Eligible Non-Employee Director who was a director of the Corporation
       -------------------------------------------------------------------------
     during all of 1995 and is a director on March 1, 1996 shall be awarded on
     -------------------------------------------------------------------------
     May 1, 1996 that number of shares (rounded up to the next whole share) of
     -------------------------------------------------------------------------
     Common Stock having an aggregate fair market value (determined as set forth
     ---------------------------------------------------------------------------
     above) on said date of $6,000.
     ------------------------------

                     LONG-TERM INCENTIVE COMPENSATION PLAN
             (As proposed to be amended effective April 23, 1996)

   [The proposed new language to be added to Sections 4, 9.2, 10.2, and 15.2 of the Long-Term Incentive Compensation Plan is shown underlined and the language to be deleted is shown in brackets.]

1. Purpose.  The purpose of Norwest Corporation's Long-Term Incentive
   --------
   Compensation Plan (the "Plan") is to motivate key employees to produce a superior return to the stockholders of Norwest Corporation by offering them an opportunity to participate in stockholder gains, by facilitating stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining talented executives for key positions by providing an attractive capital accumulation opportunity.

2. Definitions.
   ------------

    2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below:

          (a) "Affiliate" means any corporation, a majority of the voting stock of which is directly or indirectly owned by the Corporation.

          (b) "Award" means a grant made under this Plan in the form of Performance Shares, Restricted Stock, Stock Options, Performance Units, Stock Appreciation Rights, or Stock.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Committee" means a committee of at least three members of the Board who are not eligible, and have not at any time within one year prior to service on the Committee been eligible, to receive any Award under the Plan or under any other benefit plan of the Corporation or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its Affiliates.

          (e) "Corporation" means Norwest Corporation.

          (f) "Employee" means a regular salaried employee (including an officer or director who is also an employee) of the Corporation or an Affiliate.

          (g) "Fair Market Value" as of any date means the average of the highest and lowest price of a share of Stock as reported by the consolidated tape of the New York Stock Exchange for that date. If there are no Stock transactions reported for said date, the determination of said average shall be made as of the last immediately preceding date on which Stock transactions were reported by said consolidated tape.

          (h) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422A of the Internal Revenue Code of 1986, as amended.

          (i) "Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

          (j) "Option" means a right to purchase Stock.

          (k) "Participant" means a person designated by the Committee to receive an Award under the Plan who is an Employee at the time of such designation.

          (l) "Performance Cycle" means the period of time of not fewer than two years nor more than five years as specified by the Committee over which Performance Shares or Performance Units are to be earned.

          (m) "Performance Shares" means an Award made pursuant to Section 6 which entitles a Participant to receive Shares, their cash equivalent or a combination thereof based on the achievement of performance targets during a Performance Cycle.

          (n) "Performance Units" means an Award made pursuant to Section 6 which entitles a Participant to receive cash, Stock or a combination thereof based on the achievement of performance targets during a Performance Cycle.

          (o) "Plan" means this Long-Term Incentive Compensation Plan, as amended from time to time.

          (p) "Restricted Stock" means Stock granted under Section 7 that is subject to restrictions imposed pursuant to said Section.

          (q) "Retirement" means retirement which entitles a Participant to a benefit under Section 6.1 or Section 6.2 of the Norwest Corporation Pension Plan or under Section 4.1 or Section 4.2 of the Norwest Financial Pension Plan as said sections may be amended from time to time.

          (r) "Share" means a share of Stock.

          (s) "Stock" means the common stock, $1-2/3 par value per share, of the Corporation.

          (t) "Stock Appreciation Right" means the right to receive a payment in cash or in Stock or a combination thereof in an amount equal to the excess of the Fair Market Value of the Stock at the time of exercise over the Fair Market Value of the Stock at the time of grant.

          (u) "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may acquire the right to exercise an Option or to receive Shares issuable in satisfaction of an Award, by bequest or inheritance.

          (v) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock are in effect.

    2.2   Gender and Number.  Except when otherwise indicated by context,
          ------------------
          reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3.  Administration.  The Plan shall be administered by the Committee.  Subject
    ---------------
    to the provisions of the Plan, the Committee shall have exclusive power to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. The Committee's interpretation of the Plan and of any Awards made under the Plan shall be final and binding on all persons with an interest therein. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan.

4.   Shares Available Under the Plan; Limitation on Awards.  The maximum
     ------------------------------------------------------
     number of Shares that may be issued under this Plan on and after April 23,
                                                                      ---------
     1996 [April 27, 1993] (in addition to Shares which prior to April 23, 1996
     ----                                                        --------------
     [April 27, 1993] were subject to Awards) shall not exceed the sum of (i) the number of Shares available for, but not yet subject to, an Award as of April 23, 1996 [April 27, 1993], plus (ii) 17,500,000 [9,000,000] Shares.
     --------------                             ----------
     These Shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose. Any Shares subject to the terms and conditions of an Award under this Plan which are forfeited or not issued because the terms and conditions of the Award are not met or for which payment is not made in Stock and any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised may again be used for an Award under the Plan. No Employee may be awarded in any calendar year Options or
                     ----------------------------------------------------------
     Stock Appreciation Rights covering an aggregate of more than 3,500,000
     ----------------------------------------------------------------------
     Shares.
     -------

5.  Participation.  Participation in the Plan shall be limited to key Employees
    --------------
    of the Corporation or an Affiliate selected by the Committee. Participation is entirely at the discretion of the Committee, and is not automatically continued after an initial period of participation.

6.  Performance Shares and Performance Units.  An Award of Performance Shares or
    -----------------------------------------
    Performance Units under the Plan shall entitle the Participant to future payments or Shares or a combination thereof based upon the achievement of pre-established performance targets.

    6.1   Amount of Award.  The Committee shall establish a maximum amount of a
          ----------------
          Participant's Award, which amount shall be denominated in Shares in the case of Performance Shares or in dollars in the case of Performance Units.

    6.2   Communication of Award.  Written notice of the maximum amount of a
          -----------------------
          Participant's Award and the Performance Cycle determined by the Committee shall be given to a Participant as soon as practicable after approval of the Award by the Committee.

    6.3   Amount of Award Payable.  The Committee shall establish maximum and
          ------------------------
          minimum performance targets to be achieved during the applicable Performance Cycle. Performance targets established by the Committee shall relate to corporate, group, unit or individual performance and may be established in terms of earnings, growth in earnings, ratios of earnings to equity or assets, or such other measures or standards determined by the Committee. Multiple performance targets may be used and the components of multiple performance targets may be given the same or different weighting in determining the amount of an Award earned, and may relate to absolute performance or relative performance measured against other groups, units, individuals or entities. Achievement of the maximum performance target shall entitle the Participant to payment (subject to Section 6.5) at the full or maximum amount specified with respect to the Award; provided, however, that notwithstanding any other provisions of this Plan, in the case of an Award of Performance Shares the Committee in its discretion may establish an upper limit on the amount payable (whether in cash or Stock) as a result of the achievement of the maximum performance target. The Committee may also establish that a portion of a full or maximum amount of a Participant's Award will be paid (subject to Section 6.5) for performance which exceeds the minimum performance target but falls below the maximum performance target applicable to such Award.

    6.4   Adjustments.  At any time prior to payment of a Performance Share or
          ------------
          Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions to reflect events such as changes in law, regulation, or accounting practice, or mergers, acquisitions or divestitures.

    6.5   Payment of Awards.  Following the conclusion of each Performance
          ------------------
          Cycle, the Committee shall determine the extent to which performance targets have been attained, and the satisfaction of any other terms and conditions with respect to an Award relating to such Performance Cycle. The Committee shall determine what, if any, payment is due with respect to an Award and whether such payment shall be made in cash, Stock or some combination. Payment shall be made in a lump sum or installments, as determined by the Committee, commencing as promptly as practicable following the end of the applicable Performance Cycle, subject to such terms and conditions and in such form as may be prescribed by the Committee. Payment in Stock may be in Restricted Stock.

    6.6   Termination of Employment.  If a Participant ceases to be an Employee
          --------------------------
          before the end of a Performance Cycle by reason of his death, permanent disability or Retirement, the Performance Cycle for such Participant for the purpose of determining the amount of Award payable shall end at the end of the calendar quarter immediately preceding the date on which such Participant ceased to be an Employee. The amount of an Award payable to a Participant to whom the preceding sentence is applicable shall be paid at the end of the Performance Cycle and shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. Upon any other termination of employment of a Participant during a Performance Cycle, participation in the Plan shall cease and all outstanding Awards of Performance Shares or Performance Units to such Participant shall be cancelled.

7.  Restricted Stock Awards.  An Award of Restricted Stock under the Plan shall
    ------------------------
    consist of Shares subject to restrictions on transfer, conditions of forfeiture, and such other terms and conditions as the Committee shall determine.

    7.1   Agreements.  An Award of Restricted Stock shall be evidenced by a
          -----------
          Restricted Stock agreement in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which shall include the following terms and conditions:

          (a) Restrictions.  A statement of the terms, conditions, and
              -------------
            restrictions to which the Restricted Stock awarded is subject, including, without limitation, terms requiring forfeiture and imposing restriction on transfer for such Term or Terms as shall be determined by the Committee. The Committee shall have the authority to permit in its discretion an acceleration of the expiration of the applicable Term with respect to any part or all of the Restricted Stock awarded to a Participant.

          (b) Lapse of Restrictions.  A statement of the terms and any other
              ----------------------
            conditions upon which any restrictions upon Restricted Stock awarded shall lapse, as determined by the Committee. Upon the lapse of the restrictions, Shares free of restrictive legend, if any, shall be issued to the Participant or his Successor.

    7.2   Nontransferability.  Restricted Stock awarded, and the right to vote
          -------------------
          such Restricted Stock and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, or otherwise encumbered, during the Term applicable to the Award. A Participant with a Restricted Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares.

    7.3   Termination of Employment.  If a Participant ceases to be an Employee
          --------------------------
          prior to the lapse of restrictions by reason of his death, permanent disability or Retirement, all restrictions on Shares of Restricted Stock held for his benefit shall immediately lapse. Upon any other termination of employment prior to the lapse of restrictions, participation in the Plan shall cease and all Shares of Restricted Stock held for the benefit of a Participant shall be forfeited by the Participant.

    7.4   Certificates.  Each certificate issued in respect to an Award of
          -------------
          Restricted Stock shall be deposited with the Corporation or its designee and may, at the election of the Committee, bear the following legend:

            "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Long-Term Incentive Compensation Plan and an Agreement entered into between the registered owner and Norwest Corporation. Release from such terms and conditions shall obtain only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of Norwest Corporation."

8.  Stock Awards.  Awards of Stock without restrictions may be made according to
    -------------
    terms and conditions established by the Committee.

9.  Stock Options.
    --------------

    9.1   Agreements.  An Award of an Option shall be evidenced by an Option
          -----------
          agreement in such form and not inconsistent with the Plan as the Committee shall approve from time to time, which shall include the following terms and conditions:

          (a) Type of Option; Number of Shares.  A statement identifying the
              ---------------------------------
            Option represented thereby as an Incentive Stock Option or Non-Qualified Stock Option, as the case may be, and the number of Shares to which the Option applies.

          (b) Option Price.  A statement of the purchase price of the Stock
              -------------
            subject to Option which shall not be less than the Fair Market Value, and in any event not less than the par value, of the Stock on the date the Option is granted.

          (c) Exercise Term.  A statement of the Term of each Option granted as
              --------------
            established by the Committee, provided that no Option shall be exercisable after ten years from the date of grant. The Committee shall have the authority to permit an acceleration of previously established Terms, at its discretion.

          (d) Payment for Shares.  A statement that the purchase price of the
              -------------------
            Shares with respect to which an Option is exercised shall be payable at the time of exercise in accordance with procedures established by the Corporation. The purchase price may be payable in cash, in Stock having a Fair Market Value on the date the Option is exercised equal to the Option price of the Stock being purchased pursuant to the Option, or a combination thereof, as the Committee shall determine.

          (e) Nontransferability.  Each Option agreement shall state that the
              -------------------
            Option is not transferable other than by will or the laws of descent and distribution, and during the lifetime of the Participant is exercisable only by him or by his guardian or legal representative.

          (f) Incentive Stock Options.  In the case of an Incentive Stock
              ------------------------
            Option, each Option agreement shall be subject to any terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option as an Incentive Stock Option (within the meaning of Section 422A of the Internal Revenue Code of 1986, or any amendment or regulation pertaining to it) or any other law or regulation providing special tax treatment for stock options and related stock. Provided, however, that the aggregate Fair Market Value (as determined at the effective date of the grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000.

     9.2  Termination of Employment Due to Death, Disability, or Retirement.
          ------------------------------------------------------------------

          (a) If a Participant ceases to be an Employee by reason of his death, all Options outstanding shall become immediately exercisable and remain exercisable for a period determined by the Committee [of
                                              ---------------------------
              one year] but not beyond the expiration date of said Options.

          (b) If a Participant ceases to be an Employee by reason of his permanent disability or Retirement, all Options outstanding shall become immediately exercisable and remain exercisable for a period [of up to three years as] determined by the Committee but not beyond [the earlier of one year after the date of death of the Participant or] the expiration date of said Options.

          (c) If a Participant ceases to be an Employee by reason of his
              [death, permanent disability or] Retirement, all Stock
               ------------------------------
              Appreciation Rights
              granted in conjunction with Options then outstanding shall become immediately exercisable and remain exercisable for [a] such period
                                                                     ----
              or periods determined by the Committee [of 90 days] but not beyond
              --------------------------------------
              the expiration date of said Stock Appreciation Rights. [If a Participant ceases to be an employee by reason of his death or permanent disability, all Stock Appreciation Rights granted in conjunction with Options then outstanding (but not the related Options) shall be cancelled immediately.]

    9.3   Termination of Employment for Reasons Other Than Death, Disability, or
          ----------------------------------------------------------------------
          Retirement.  Except as otherwise determined by the Committee, in the
          -----------
          event a Participant ceases to be an Employee for any reason other than his death, permanent disability or Retirement, all rights of the Participant under this Plan shall immediately terminate without notice of any kind.

10. Stock Appreciation Rights.  An Award of a Stock Appreciation Right shall
    --------------------------
    entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Shares at the time of grant. Stock Appreciation Rights may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected. A Stock Appreciation Right may not be exercised at any time when the Fair Market Value of the Shares of Stock to which it relates does not exceed the exercise price of the Option associated with those Shares.

    10.1  Agreement.  An Award of a Stock Appreciation Right shall be evidenced
          ----------
          by a Stock Appreciation Right agreement in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which shall include a statement of the Term within which the Stock Appreciation Right may be exercised subject to terms and conditions prescribed by the Committee, provided that no Stock Appreciation Right shall be exercisable after ten years from the date of grant. The Committee shall have the authority to permit an acceleration of previously established exercise Terms.

    10.2  Termination of Employment Due to Death, Disability or Retirement.  If
          -----------------------------------------------------------------
          a Participant ceases to be an Employee by reason of his death,
                                                                  ------
          permanent disability or Retirement, all Stock Appreciation Rights then
          -----------------------
          outstanding which were granted independent of any Option shall become immediately exercisable and remain exercisable for [a] such period
                                                                 ----
          or periods determined by the Committee [of 90 days] but not beyond
          --------------------------------------
          the expiration date of said Stock Appreciation Rights. [If a Participant ceases to be an Employee by reason of his death or permanent disability, all Stock Appreciation Rights then outstanding which were granted independent of any Option shall become immediately exercisable for a period of one year but not beyond the expiration date of said Stock Appreciation Rights.]

    10.3  Termination of Employment for Reasons Other Than Death, Disability, or
          ----------------------------------------------------------------------
          Retirement.  Except as otherwise determined by the Committee, in the
          -----------
          event a Participant ceases to be an Employee for any reason other than his death, permanent disability or Retirement, all rights of the Participant under this Plan shall immediately terminate without notice of any kind.

    10.4  Payment.  Upon exercise of a Stock Appreciation Right, payment shall
          --------
          be made in the form of cash or Stock or some combination thereof as determined by the Committee. However, notwithstanding any other provisions of this Plan, in no event may the payment (whether in cash or Stock) upon exercise of a Stock Appreciation Right exceed an amount equal to 100% of the Fair Market Value of the Shares at the time of grant.

11. Nontransferability of Rights.  No rights under any Award will be
    -----------------------------
    transferable other than by will or the laws of descent and distribution, and the rights and the benefits of any Award may be exercised and received during the lifetime of the Participant only by him or his guardian or legal representative.

12. Termination of Employment.
    --------------------------

    12.1 Transfers of employment between the Corporation and an Affiliate, or between Affiliates, will not constitute termination of employment for purposes of any Award.

    12.2 The Committee may specify in the agreement relating to an Award whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Award and the Plan.

13. Reorganization.  If substantially all of the assets of the Corporation are
    ---------------
    acquired by another corporation or in case of a reorganization of the Corporation involving the acquisition of the Corporation by another entity, then as to each Participant who is an Employee immediately prior to the consummation of the transaction:

    (a) All outstanding Options and Stock Appreciation Rights shall become exercisable immediately prior to the consummation of the transaction.

    (b) All restrictions with respect to Restricted Stock shall lapse immediately prior to the consummation of the transaction.

    (c) All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end at the end of the calendar quarter immediately preceding the consummation of the transaction. The amount of an Award payable shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters completed in the Performance Cycle through the end of the calendar quarter immediately preceding the consummation of the transaction and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after consummation of the transaction.

    The Committee shall take such action as in their discretion may be necessary or advisable to carry out the provisions of this Section.

14. Board Changes.  On the date that a majority of the Board shall be persons
    --------------
    other than persons (a) for whose election proxies shall have been solicited by the Board or (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly-created directorships, then as to any Participant who is an Employee immediately prior to said date and who ceases to be an Employee within six months after said date for any reason other than as a result of death, permanent disability or Retirement:

    (i) All outstanding Options and Stock Appreciation Rights shall become immediately exercisable and may be exercised at any time within six months after the Participant ceases to be an Employee.

    (ii) All restrictions with respect to Restricted Stock shall lapse and Shares free of restrictive legend shall be delivered to the Participant.

    (iii) All Performance Cycles for the purpose of determining the amounts of Awards of Performance Shares and Performance Units payable shall end at the end of the calendar quarter immediately preceding the date on which said Participant ceased to be an Employee. The amount of an Award payable to said Participant shall be that fraction of the Award computed pursuant to the preceding sentence the numerator of which is the number of calendar quarters during the Performance Cycle during all of which said Participant was an Employee and the denominator of which is the number of full calendar quarters in the Performance Cycle. The amount of an Award payable shall be paid within sixty days after said Participant ceases to be an Employee.

    The Committee shall take such action as in their discretion may be necessary or advisable to carry out the provisions of this Section.

15. Effective Date of the Plan.
    ---------------------------

    15.1  Effective Date.  The Plan shall become effective as of September 25,
          ---------------
          1984 upon the approval and ratification of the Plan by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the stockholders of the Corporation.

    15.2  Duration of the Plan.  The Plan shall remain in effect until all Stock
          ---------------------
          subject to it shall be distributed, until the Term of all Options or Stock Appreciation Rights granted under this Plan shall expire, until all restrictions on Restricted Stock granted under this Plan shall lapse, or until the Performance Cycle for any Performance Shares or Performance Units awarded under this Plan shall end, [but no Award shall be made after April 25, 1998.]

16. Right to Terminate Employment.  Nothing in the Plan shall confer upon any
    ------------------------------
    Participant the right to continue in the employment of the Corporation or any Affiliate or affect any right which the Corporation or any Affiliate may have to terminate employment of the Participant.

17. Withholding Taxes.  The Corporation and its Affiliates shall have the right
    ------------------
    to deduct from all payments under this Plan, whether in cash or in Stock, an amount necessary to satisfy any federal, state or local withholding tax requirements.

18. Deferral of Payments.  The Corporation may, from time to time, establish
    ---------------------
    rules and conditions under which a Participant may defer the payment of Awards. Such terms and conditions shall be included in a deferral agreement signed by a Participant electing such deferral.

19. Amendment, Modification and Termination of the Plan.  The Board may at any
    ----------------------------------------------------
    time terminate, suspend or modify the Plan, except that the Board will not, without authorization of the stockholders of the Corporation, effect any change (other than through adjustment for changes in capitalization as provided in Section 20) which will:

    (a) Increase the total amount of Stock which may be awarded under the Plan.

    (b)   Change the class of Employees eligible to participate in the Plan.

    (c)   Withdraw the administration of the Plan from the Committee.

    (d) Permit any person, while a member of the Committee, to be eligible to participate in the Plan.

    (e)   Extend the duration of the Plan.

    No termination, suspension, or modification of the Plan will adversely affect any right acquired by any Participant or any Successor under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 20 does not adversely affect any right.

20. Adjustment for Changes in Capitalization.  Any change in the number of
    -----------------------------------------
    outstanding Shares occurring through Stock splits, reverse Stock splits, or Stock dividends after the grant of an Award will be reflected proportionately in the aggregate number of Shares then available for Awards and in the number of Shares subject to Awards then outstanding; and a proportionate change will be made in the per share Option price as to any outstanding Options. Any fractional Shares resulting from adjustments will be rounded to the nearest whole Share.


5611qq

                      DIRECTORS' FORMULA STOCK AWARD PLAN

              (As Proposed to be Amended Effective April 23, 1996)

   [The proposed new language to be added to Section 3 of the Directors' Formula Stock Award Plan is shown underlined and the language to be deleted is shown in brackets.]

      l.  Purpose.  The purpose of the Norwest Corporation Directors' Formula
          --------
Stock Award Plan (the "Plan") is to provide compensation in the form of shares of the Corporation's common stock, $1 2/3 par value per share ("Common Stock"), to non-employee members of the Board of Directors (the "Board") of Norwest Corporation (the "Corporation") in consideration for personal services rendered in their capacity as directors of the Corporation. The Plan is intended to aid in attracting and retaining individuals of outstanding abilities and skills for service on the Board.

      2.  Eligibility.  Any person who (a) has served as a non-employee director
          ------------
of the Corporation during the calendar year preceding an Award Date (as defined below) and (b) is a non-employee director of the Corporation on the last day of such calendar year ("Eligible Non-Employee Director") shall be awarded shares of Common Stock determined as set forth in Section 3.

     3.  Formula Award.  In consideration for past services rendered, on
         --------------
February 1 of each year beginning February 1, 1997 (the "Award Date"), each
                        --------------------------
Eligible Non-Employee Director who was a non-employee director of the Corporation during all of the preceding calendar year shall be awarded that number of shares (rounded up to the next whole share) of Common Stock having an aggregate fair market value on the Award Date equal to the annual cash retainer
                                              ---------------------------------
established by the Board and in effect as of the immediately preceding January 1
--------------------------------------------------------------------------------
[of $18,000] (an "Award"). Each Eligible Non-Employee Director who was a non-employee director of the Corporation for less than all of the calendar year preceding an Award Date shall be awarded one-twelfth of an Award for each calendar month or portion thereof during which such person served as a non-employee director of the Corporation.

     The fair market value shall be determined using the closing price of a share of Common Stock as reported on the consolidated tape of the New York Stock Exchange. If the New York Stock Exchange is not open on the Award Date, the shares shall be valued at their fair market value as of the next preceding day on which the New York Stock Exchange was open.

     Each Eligible Non-Employee Director who was a non-employee director of the
     ---------------------------------------------------------------------------
Corporation during all of 1995 and is a director on March 1, 1996 shall be
--------------------------------------------------------------------------
awarded on May 1, 1996 that number of shares (rounded up to the next whole
--------------------------------------------------------------------------
share) of Common Stock having an aggregate fair market value (determined as set
--------------------------------------------------------------------------------
forth above) on said date of $6,000.
------------------------------------

      4.  Deferral of Awards.  An Eligible Non-Employee Director may elect to
          -------------------
defer, in the form of shares of Common Stock, all or a portion of the Award for his or her service as a director for the calendar year (the "Deferral Year") following the year in which the deferral election is made. Such election shall be made pursuant to Section 5.

      5.  Election to Participate and Defer Awards.
          -----------------------------------------

      a.  Participation.  An Eligible Non-Employee Director becomes a
          --------------
participant in the deferral provisions of the Plan by filing not later than December 15 of the year preceding the Deferral Year an irrevocable election with the Plan Administrator (as defined in Section 15) on a form provided for that purpose. The election form shall specify an amount to be deferred expressed as a percentage of the Award, one of the payment options described in Sections 8 and 9, and the year in which amounts deferred shall be distributed in a lump sum pursuant to Section 8 or in which distribution in installments shall commence pursuant to Section 9. The deferral election shall be effective only with respect to the Award for the Deferral Year specified on the election form. A new deferral election form must be filed for each Deferral Year.

       b.  Initial Deferral Election or Initial Eligibility.  The initial
           -------------------------------------------------
deferral elections by Eligible Non-Employee Directors must be made within 30 days of the date on which the Board of Directors of the Corporation approves the amendment of the Plan to include deferral provisions and shall be for compensation to be earned subsequent to the deferral election. A new Eligible Non-Employee Director must make a deferral election within 30 days of the date in which he or she becomes eligible to participate in the Plan.

      6.  Deferred Stock Account.  On the Award Date, a participant shall
          -----------------------
receive a credit to his or her account under the Plan (the "Deferred Stock Account"). The amount of the credit shall be the number of shares determined by multiplying the amount of the Award by the percentage specified on the election form (rounded down to the nearest whole share).

      7.  Dividend Credit.  Each time a dividend is paid on the Common Stock, a
          ----------------
participant shall receive a credit to his or her Deferred Stock Account. The amount of the dividend credit shall be the number of shares (rounded to the nearest one-hundredth of a share) determined by multiplying the dividend amount per share by the number of shares credited to the participant's Deferred Stock Account as of the record date for the dividend and dividing the product by the average of the high and low prices per share of Common Stock reported on the consolidated tape of the New York Stock Exchange on the dividend payment date or, if the New York Stock Exchange is closed on the dividend payment date, the next preceding date on which it was open.

      8.  Distribution of Deferred Stock Accounts in a Lump Sum.  Unless a
          ------------------------------------------------------
participant elects pursuant to Section 5 to have his or her Deferred Stock Account distributed in installments as described in Section 9, credits to a participant's Deferred Stock Account shall be distributed in whole shares of Common Stock (together with cash in lieu of a fractional share) on February 28 (or the next succeeding business day if February 28 is not a business day) of the calendar year following termination of service as a director or such other year as elected by the participant pursuant to Section 5. Cash distributed in lieu of any fractional share shall be determined based on the average of the high and low prices per share of Common Stock reported on the consolidated tape of the New York Stock Exchange on the date of distribution or, if the New York Stock Exchange is closed on that date, the next preceding date on which it was open. If a participant dies before receiving a lump sum distribution to which he or she is entitled under the Plan, such distribution shall be made on February 28 (or the next succeeding business day if February 28 is not a business day) of the calendar year following the date of death in accordance with the participant's designation of a beneficiary on a form provided for that purpose and delivered to and accepted by the Plan Administrator or, in the absence of a valid designation or if the designated beneficiary does not survive the participant, to such participant's estate.

      9.  Distribution of Deferred Stock Accounts in Installments.  A
          --------------------------------------------------------
participant may elect pursuant to Section 5 to have his or her Deferred Stock Account distributed in stock in annual installments commencing on February 28 of the calendar year following termination of service as a director or such other year as elected by the participant pursuant to Section 5. The amount of each installment shall be a fraction of the number of shares in the participant's Deferred Stock Account on the January 31 (the "Valuation Date") prior to the date of the distribution of the installment, the numerator of which is one and the denominator of which is the total number of installments elected (not to exceed ten) minus the number of installments previously paid (rounded down to the nearest whole share). Cash in lieu of any fractional share (based on the average of the high and low prices per share of Common Stock reported on the consolidated tape of the New York Stock Exchange on the Valuation Date) shall be distributed with the final installment. Undistributed shares remaining in the Deferred Stock Account after the first installment distribution has been made shall receive dividends in accordance with Section 7. If a participant dies before receiving all distributions to which he or she is entitled under the Plan, distribution of all shares remaining in the Deferred Stock Account (together with cash in lieu of any fractional share) shall be made on February 28 (or the next succeeding business day if February 28 is not a business day) of the calendar year following the date of death in accordance with the participant's designation of a beneficiary on a form provided for that purpose and delivered to and accepted by the Plan Administrator or, in the absence of a valid designation or if the designated beneficiary does not survive the participant, to such participant's estate.

      10.  Shares Available for Awards.  No more than 50,000 shares of Common
           ----------------------------
Stock may be awarded under the Plan. These shares may consist, in whole or in part, of authorized but unissued Common Stock or treasury Common Stock not reserved for any other purpose.

      11.  Adjustments for Certain Changes in Capitalization.  If the
           --------------------------------------------------
Corporation shall at any time increase or decrease the number of its outstanding shares of Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification, or recapitalization involving the Common Stock, then the numbers, rights, and privileges of the shares issuable under the Plan shall be increased, decreased, or changed in like manner as if such shares had been issued and outstanding, fully paid, and nonassessable at the time of such occurrence.

      12.  Effective Date.  The Plan shall become effective on January 1, 1992.
           ---------------

      13.  No Guarantee of Service.  Participation in the Plan does not
           ------------------------
constitute a guarantee or contract of service as a director.

      14.  Non-Assignability.  No right to receive an award hereunder shall be
           ------------------
transferable or assignable by a Plan participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, Title I of the Employee Retirement Income Security Act ("ERISA"), or rules thereunder. The designation of a beneficiary by a participant pursuant to Section 8 or 9 does not constitute a transfer.

      15.  Administration.  This Plan shall be administered under such rules and
           ---------------
procedures as shall be established from time to time by the Corporation's senior human resources officer (the "Plan Administrator").

      16.  Amendment and Termination.  This Plan may be amended, suspended or
           --------------------------
terminated by action of the Board and automatically shall be terminated when all Common Stock subject to the Plan has been awarded; provided, however, that (a) the provisions of the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder, and (b) if the Plan has been approved by the stockholders of the Corporation, any amendment shall be similarly approved if the amendment would:

      (i) materially increase the benefits accruing to participants under the Plan;

      (ii) materially increase the number of securities which may be issued under the Plan; or

      (iii) materially modify the requirements as to eligibility for participation in the Plan.

7/27/93
4/26/94
2/28/95
4/23/96

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
                                   [LOGO OF NORWEST] NORWEST CORPORATION
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                                   This proxy is solicited by the Board of Directors for use at the Annual Meeting on Tuesday,
                                   April 23, 1996.

                                   The shares of common stock of Norwest Corporation which you are entitled to vote on
                                   March 5, 1996, will be voted as you specify on this card.

                                            If no choice is specified, this proxy will be voted "FOR" Items 1 through 4.

                                   By signing this proxy, you revoke all prior proxies and appoint William H. Queenan, Stanley S.
                                   Stroup, and John T. Thornton, and each of them, with full power of substitution, to vote your shares as specified on this card and on any other business which may properly come before the
                                   Annual Meeting or any adjournment thereof.

      NORWEST CORPORATION          Item 1.  Election of Directors.  Nominees: David A. Christensen, Gerald J. Ford, Pierson M.
        ANNUAL MEETING                      Grieve, Charles M. Harper, William A. Hodder, Lloyd P. Johnson, Reatha Clark King,
                                            Richard M. Kovacevich, Richard S. Levitt, Richard D. McCormick, Cynthia H. Milligan,
                                            Benjamin F. Montoya, Ian M. Rolland, Stephen E. Watson and Michael W. Wright.

Lutheran Brotherhood Auditorium                                [_]  FOR  [_]  WITHHOLD FOR ALL
    625 Fourth Avenue South
    Minneapolis, Minnesota           (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

                                   -------------------------------------------------------------------------------------------------

        APRIL 23, 1996
  10:00 a.m., Minneapolis Time     Item 2.  To vote on a proposal to amend the 1985 Long-Term Incentive Compensation Plan to increase the number of shares available for awards by 17,500,000, to limit the number of shares that may be subject to stock options or stock appreciation rights granted to any employee in a calendar year, to permit the Human Resources Committee to extend the exercise period for stock options and stock appreciation rights following a holder's death, permanent disability, or retirement, to a date no later than the original expiration date, and to eliminate a stated expiration date for the Plan.

                                                              [_]  FOR  [_]  AGAINST  [_]  ABSTAIN

                                                  (Continued, and to be signed and dated, on the reverse side)

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

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

                                   Item 3.  To vote on a proposal to amend the Directors' Formula Stock Award Plan to award non-employee directors annually shares of common stock with a value equal to the annual cash retainer and to provide for a one time award under the Plan for 1996;

                                                              [_]  FOR  [_]  AGAINST  [_]  ABSTAIN

                                   Item 4.  To vote on a proposal to ratify the appointment by the Board of Directors of KPMG Peat
                                            Marwick, LLP, to audit the books of the Corporation and subsidiaries for the year ending
                                            December 31, 1996.

                                                              [_]  FOR  [_]  AGAINST  [_]  ABSTAIN

                                                                                Dated:                                       , 1996
                                                                                      ---------------------------------------

                                                                                ---------------------------------------------------
                                                                                Signature

                                                                                ---------------------------------------------------
                                                                                Signature


                                    Please sign exactly as your name appears above. In the case of joint owners, each should sign.
                                          If signing as executor, trustee, guardian, or in any other representative capacity or as an officer of a corporation, please indicate your full title as such.

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


                                                      NORWEST CORPORATION SAVINGS INVESTMENT PLAN
                                   [LOGO OF NORWEST]  CONFIDENTIAL VOTING INSTRUCTIONS
                                                      NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


                                   I hereby direct that the voting rights pertaining to the stock of Norwest Corporation held by the
                                   Trust and allocable to my account under the above Plan as of December 31, 1995, shall be exercised at the Annual Meeting of Stockholders of said Corporation to be held April 23, 1996, and at any adjournment thereof, as specified on this instruction card and also on any other business as may properly come before said meeting or any adjournment thereof.

                                   This instruction card must be returned to Norwest Bank Minnesota, National Association, Trustee,
                                   by April 19, 1996, if your instructions are to be honored.  The Trustee will tabulate the instructions from all Participants received by the deadline and will determine the ratio of votes for and against each item.  The Trustee will then vote all shares held in the Trust according to the ratios so determined.

                                            If no choice is specified, this proxy will be voted "FOR" Items 1 through 4.

                                   By signing this proxy, you revoke all prior proxies and appoint William H. Queenan, Stanley S.
      NORWEST CORPORATION          Stroup, and John T. Thornton, and each of them, with full power of substitution, to vote your
        ANNUAL MEETING             shares as specified on this card and on any other business which may properly come before the
                                   Annual Meeting or any adjournment thereof.

                                   Item 1.  Election of Directors.  Nominees: David A. Christensen, Gerald J. Ford, Pierson M.
Lutheran Brotherhood Auditorium             Grieve, Charles M. Harper, William A. Hodder, Lloyd P. Johnson, Reatha Clark King,
    625 Fourth Avenue South                 Richard M. Kovacevich, Richard S. Levitt, Richard D. McCormick, Cynthia  H. Milligan,
    Minneapolis, Minnesota                  Benjamin F. Montoya, Ian M. Rolland, Stephen E. Watson and Michael W. Wright.

                                                               [_]  FOR  [_]  WITHHOLD FOR ALL

        APRIL 23, 1996               (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's
  10:00 a.m., Minneapolis Time                                     name on the line below.)

                                   -------------------------------------------------------------------------------------------------


                                   Item 2.  To vote on a proposal to amend the 1985 Long-Term Incentive Compensation Plan to increase the number of shares available for awards by 17,500,000, to limit the number of shares that may be subject to stock options or stock appreciation rights granted to any employee in a calendar year, to permit the Human Resources Committee to extend the exercise period for stock options and stock appreciation rights following a holder's death, permanent disability, or retirement, to a date no later than the original expiration date, and to eliminate a stated expiration date for the Plan.

                                                              [_]  FOR  [_]  AGAINST  [_]  ABSTAIN

                                                  (Continued, and to be signed and dated, on the reverse side)

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

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

                                   Item 3.  To vote on a proposal to amend the Directors' Formula Stock Award Plan to award non-employee directors annually shares of common stock with a value equal to the annual cash retainer and to provide for a one time award under the Plan for 1996;

                                                              [_]  FOR  [_]  AGAINST  [_]  ABSTAIN

                                   Item 4.  To vote on a proposal to ratify the appointment by the Board of Directors of KPMG Peat
                                            Marwick, LLP, to audit the books of the Corporation and subsidiaries for the year ending
                                            December 31, 1996.

                                                              [_]  FOR  [_]  AGAINST  [_]  ABSTAIN

                                                                                Dated:                                       , 1996
                                                                                      ---------------------------------------

                                                                                ---------------------------------------------------
                                                                                Signature of Participant


                                                                                PLEASE DATE, SIGN AND MAIL this instruction card
                                                                                promptly using the enclosed envelope.

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